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       PROSPECTUS




       APPRECIATION
       FUND

       Class A, B, L and Y Shares
       --------------------------------------------------------------
       April 30, 1999







       The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Appreciation Fund

                   Contents

Fund goal and main strategies...............................................   2

Risks, performance and expenses.............................................   4

More on the fund's investments..............................................   7

Management..................................................................   8

Choosing a class of shares to buy...........................................   9

Comparing the fund's classes................................................  10

Sales charges...............................................................  11

More about deferred sales charges...........................................  13

Buying shares...............................................................  14

Exchanging shares...........................................................  16

Redeeming shares............................................................  18

Other things to know
about share transactions....................................................  20

Smith Barney 401(k) and
ExecChoice(TM) programs.....................................................  22

Dividends, distributions and taxes..........................................  23

Share price.................................................................  24

Financial highlights........................................................  25

You should know: An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

                                                       Smith Barney Mutual Funds

 Fund goal and main strategies

Investment objective
The fund seeks long-term appreciation of shareholders' capital.

Key investments
The fund invests primarily in equity securities of U.S. companies. The fund typically invests in medium and large capitalization companies but may also invest in small capitalization companies. Equity securities include exchange traded and over-the-counter common stocks and preferred stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

Selection process
The manager's investment strategy consists of individual company selection and management of cash reserves. The manager looks for investments among a strong core of growth stocks, consisting primarily of blue chip companies dominant in their industries. The fund may also invest in companies with prospects for sus-tained earnings growth and/or a cyclical earnings record.

In selecting individual companies for the fund's portfolio, the manager looks for the following:

 . Strong or rapidly improving balance sheets
 . Recognized industry leadership
 . Effective management teams that exhibit a desire to earn consistent returns for shareholders

In addition, the manager considers the following characteristics:

 . Past growth records
 . Future earnings prospects
 . Technological innovation
 . General market and economic factors
 . Current yield or potential for dividend growth

Appreciation Fund

Generally, companies in the fund's portfolio fall into one of the following categories:

 . Undervalued companies: companies with assets or earning power that are either unrecognized or undervalued. The manager generally looks for a catalyst that will unlock these values. The manager also looks for companies that are expected to have unusual earnings growth or whose stocks appear likely to go up in value because of marked changes in the way they do business (for exam-ple, a corporate restructuring).

 . Growth at a reasonable price: companies with superior demonstrated and expected growth characteristics whose stocks are available at a reasonable price. Typically, there is strong recurring demand for these companies' prod-ucts.

  The manager adjusts the amount held in cash reserves depending on the manag-er's outlook for the stock market. The manager will increase the fund's allo-cation to cash when, in the manager's opinion, market valuation levels become excessive. The manager may sometimes hold a significant portion of the fund's assets in cash while waiting for buying opportunities or to provide a hedge against stock market declines.













                                                       Smith Barney Mutual Funds

 Risks, performance and expenses

Principal risks of investing in the fund
Investing in equity securities can bring added benefits, but it may also involve additional risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

 . The U.S. stock market declines
 . Large and medium capitalization stocks or growth stocks are temporarily out of favor
 . An adverse event depresses the value of a company's stock
 . The manager's judgment about the attractiveness, value or potential apprecia-tion of a particular stock or about the amount to hold in cash reserves proves to be incorrect

Who may want to invest
The fund may be an appropriate investment if you:

 . Are seeking to participate in the long term capital appreciation potential of the stock market
 . Are willing to accept the risks of investing in the stock market
 . Are planning for a long term goal and can tolerate periods of market volatil-ity

Appreciation Fund

Total return
The bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not neces-sarily indicate how the fund will perform in the future.


                        Total Return for Class A Shares



                       Calendar years ended December 31

  89      90       91      92      93      94      95      96      97      98
------  ------   ------   -----   -----  ------  ------  ------  ------  ------
29.55%  -0.27%   26.94%   6.29%   8.13%  -0.77%  29.26%  19.25%  26.29%  20.45%



The bar chart shows the performance of the fund's Class A shares for each of the past 10 calendar years. Class B, L and Y shares would have different per-formance because of their different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.

Quarterly returns:

Highest: 17.89% in 4th quarter 1998; Lowest: -10.90% in 3rd quarter 1990

Comparative performance
The table indicates the risks of investing in the fund by comparing the average annual total return of each class for the periods shown with that of the Stan-dard & Poor's 500 Index (S&P 500 Index), a broad-based unmanaged index of widely held stocks traded on the New York Stock Exchange. This table assumes imposition of the maximum sales charge applicable to the class, redemption of shares at the end of the period, and reinvestment of distributions and divi-dends.

                          Average Annual Total Returns
                     Calendar Years Ended December 31, 1998

Class    1 year  5 years 10 years Since Inception Inception Date
 A       14.45%   17.19%  15.34%       12.63%        03/10/70
 B       14.52%   17.38%    n/a        15.92%        11/06/92
 L       17.32%   17.29%    n/a        15.23%        02/04/93
 Y       20.93%     n/a     n/a        22.35%        01/30/96
 S&P 500 28.60%   24.05%  19.19%       13.68%*         n/a

*Index comparison begins on 03/30/70.

                                                       Smith Barney Mutual Funds

Fees and expenses
This table sets forth the fees and expenses you will pay if you invest in fund shares.

                                Shareholder fees

(paid directly from your investment)           Class A Class B Class L Class Y
Maximum sales charge (load) imposed
on purchases
(as a % of offering price)                      5.00%    None   1.00%   None
Maximum deferred sales charge (load) on
redemptions (as a % of the lower of net asset
value at purchase or redemption)                None*   5.00%   1.00%   None

                         Annual fund operating expenses

(expenses deducted from fund assets)   Class A Class B Class L Class Y
Management fees                         0.57%   0.57%   0.57%   0.57%
Distribution and service (12b-1) fees   0.25%   1.00%   1.00%    None
Other expenses                          0.13%   0.16%   0.16%   0.02%
                                        -----   -----   -----   -----
Total annual fund operating expenses    0.95%   1.73%   1.73%   0.59%

*You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:
 . You invest $10,000 in the fund for the period shown
 . Your investment has a 5% return each year
 . You reinvest all distributions and dividends without a sales charge
 . The fund's operating expenses remain the same

                      Number of years you own your shares

                                       1 year 3 years 5 years 10 years
Class A (with or without redemption)    $592   $788   $  999   $1,608
Class B (redemption at end of period)   $676   $845   $1,039   $1,834
Class B (no redemption)                 $176   $545   $  939   $1,834
Class L (redemption at end of period)   $374   $639   $1,029   $2,121
Class L (no redemption)                 $274   $639   $1,029   $2,121
Class Y (with or without redemption)    $ 60   $189   $  329   $  738

Appreciation Fund

 More on the fund's investments

Derivatives and hedging techniques The fund may, but need not, use derivative contracts, such as futures and options on securities and securities indices and options on these futures for any of the following purposes:

 . To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices
 . As a substitute for buying or selling securities

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Foreign securities The fund may invest up to 10% of its assets (at the time of investment) in foreign securities. The fund may invest directly in foreign issuers or invest in depositary receipts. The value of the fund's foreign secu-rities may go down because of unfavorable government actions, political insta-bility or the more limited availability of accurate information about foreign issuers.

Defensive investing The fund may depart from its principal investment strate-gies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

                                                       Smith Barney Mutual Funds

 Management

Manager The fund's investment adviser and administrator is SSBC Fund Management Inc., an affiliate of Salomon Smith Barney Inc. The manager's address is 388 Greenwich Street, New York, New York 10013. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Harry D. Cohen, investment officer of the manager and managing director of Sal-omon Smith Barney, has been responsible for the day-to-day management of the fund's portfolio since 1979.

Management fees For its services, the manager received an advisory fee and an administration fee during the fund's last fiscal year equal to 0.42% and 0.15%, respectively, of the fund's average daily net assets.

Distributor The fund has entered into an agreement with CFBDS, Inc. to distrib-ute the fund's shares. A selling group consisting of Salomon Smith Barney and other broker-dealers sells fund shares to the public.

Distribution plans The fund has adopted Rule 12b-1 distribution plans for its Class A, B and L shares. Under each plan, the fund pays distribution and serv-ice fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

Year 2000 issue Information technology experts are concerned about computer systems' ability to process date-related information on and after January 1, 2000. This situation, commonly known as the "Year 2000" issue, could have an adverse impact on the fund. The cost of addressing the Year 2000 issue, if sub-stantial, could adversely affect companies and governments that issue securi-ties held by the funds. The manager and Salomon Smith Barney are addressing the Year 2000 issue for their systems. The fund has been informed by its other service providers that they are taking similar measures. Although the fund does not expect the Year 2000 issue to adversely affect it, the fund cannot guaran-tee that the efforts of the fund, which are limited to requesting and receiving reports from its service providers or the efforts of its service providers to correct the problem will be successful.

Appreciation Fund

 Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of investment.

 . If you plan to invest regularly or in large amounts, buying Class A shares may help you reduce sales charges and ongoing expenses.

 . For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.
 . Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class
  L shares do not, Class B shares may be more attractive to long-term invest-ors.

You may buy shares from:

 . A Salomon Smith Barney Financial Consultant
 . An investment dealer in the selling group or a broker that clears through
  Salomon Smith Barney--a dealer representative
 . The fund, but only if you are investing through certain qualified plans or certain dealer representatives

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                                 Initial           Additional
                                       Classes A, B, L   Class Y   All Classes
General                                    $1,000      $15 million     $50
IRAs, Self Employed Retirement Plans,
Uniform Gift to Minor Accounts              $250       $15 million     $50
Qualified Retirement Plans*                  $25       $15 million     $25
Simple IRAs                                  $1            n/a         $1
Monthly Systematic Investment Plans          $25           n/a         $25
Quarterly Systematic Investment Plans        $50           n/a         $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans

                                                       Smith Barney Mutual Funds

 Comparing the fund's classes

Your Salomon Smith Barney Financial Consultant or dealer representative can help you decide which class meets your goals. They may receive different com-pensation depending upon which class you choose.

                           Class A     Class B     Class L     Class Y
Key features              .Initial    .No ini-    .The ini-   .No ini-
                           sales       tial sales  tial sales  tial or
                           charge      charge      charge is   deferred
                          .You may    .Deferred    lower than  sales
                           qualify     sales       Class A     charge
                           for reduc-  charge     .Deferred   .Must
                           tion or     declines    sales       invest at
                           waiver of   over time   charge for  least $15
                           initial    .Converts    only 1      million
                           sales       to Class A  year       .Lower
                           charge      after 8    .Does not    annual
                          .Lower       years       convert to  expenses
                           annual     .Higher      Class A     than the
                           expenses    annual     .Higher      other
                           than        expenses    annual      classes
                           Class B     than        expenses
                           and         Class A     than
                           Class L                 Class A
-----------------------------------------------------------------------
Initial sales charge     Up to       None        1.00%       None
                         5.00%;
                         reduced for
                         large pur-
                         chases and
                         waived for
                         certain
                         investors.
                         No charge
                         for pur-
                         chases of
                         $500,000 or
                         more
-----------------------------------------------------------------------
Deferred sales charge    1% on pur-  Up to 5%    1% if you   None
                         chases of   charged     redeem
                         $500,000 or when you    within 1
                         more if you redeem      year of
                         redeem      shares. The purchase
                         within 1    charge is
                         year of     reduced
                         purchase    over time
                                     and there
                                     is no
                                     deferred
                                     sales
                                     charge
                                     after 6
                                     years
-----------------------------------------------------------------------
Annual distribution and  0.25% of    1% of aver- 1% of aver- None
service fees             average     age daily   age daily
                         daily net   net assets  net assets
                         assets
-----------------------------------------------------------------------
Exchange Privilege*      Class A     Class B     Class L     Class Y
                         shares of   shares of   shares of   shares of
                         most Smith  most Smith  most Smith  most Smith
                         Barney      Barney      Barney      Barney
                         funds       funds       funds       funds
-----------------------------------------------------------------------

* Ask your Salomon Smith Barney Financial Consultant or dealer representative or visit the web site for the Smith Barney funds available for exchange.

Appreciation Fund

 Sales charges

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

                                 Sales Charge as a % of
                                 Offering  Net amount
Amount of purchase               price (%) invested (%)
Less than $25,000                  5.00        5.26
$25,000 but less than $50,000      4.00        4.17
$50,000 but less than $100,000     3.50        3.63
$100,000 but less than $250,000    3.00        3.09
$250,000 but less than $500,000    2.00        2.04
$500,000 or more                   0.00        0.00

Investments of $500,000 or more You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

 . Accumulation privilege - lets you combine the current value of Class A shares owned

 . by you, or

 . by members of your immediate family

 and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Cer-tain trustees and fiduciaries may be entitled to combine accounts in deter-mining their sales charge.

 . Letter of intent - lets you purchase Class A shares of the fund and other
  Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may

                                                       Smith Barney Mutual Funds
  include purchases on which you paid a sales charge within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

 . Employees of members of the NASD
 . 403(b) or 401(k) retirement plans, if certain conditions are met
 . Clients of newly employed Salomon Smith Barney Financial Consultants, if cer-
  tain conditions are met
 . Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Salomon Smith Barney Financial Consultant or dealer representative is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Salomon Smith Barney Financial Consultant or dealer representative or consult the Statement of Additional Information ("SAI").

Class B shares
You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of pur-chase, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase increases.

                                           6th
                                           through
Year after purchase    1st 2nd 3rd 4th 5th 8th
Deferred sales charge   5%  4%  3%  2%  1%    0%

Class B conversion After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued:                          Shares issued:     Shares issued:
At initial purchase                     On reinvestment of Upon exchange from
                                        dividends and      another Smith Barney
                                        distributions      fund
Eight years after the date of purchase  In same proportion On the date the
                                        as the number of   shares originally
                                        Class B shares     acquired would
                                        converting is to   have converted
                                        total Class B      into Class A
                                        shares you own     shares

Appreciation Fund

Class L shares
You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2001.

Class Y shares
You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest $5,000,000.

 More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of pur-chase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

 . Shares exchanged for shares of another Smith Barney fund
 . Shares representing reinvested distributions and dividends
 . Shares no longer subject to the deferred sales charge

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Salomon Smith Barney Financial Consultant or dealer representative.

Salomon Smith Barney receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Salomon Smith Barney Financial Consultant or dealer representative.

                                                       Smith Barney Mutual Funds

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

 . On payments made through certain systematic withdrawal plans
 . On certain distributions from a retirement plan
 . For involuntary redemptions of small account balances
 . For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Salomon Smith Barney Financial Consultant or dealer representative or consult the SAI.

 Buying shares

     Through a   You should contact your Salomon Smith Barney Financial Con-
 Salomon Smith   sultant or dealer representative to open a brokerage account
        Barney   and make arrangements to buy shares.
     Financial
 Consultant or
        dealer   If you do not provide the following information, your order
representative   will be rejected:

                 . Class of shares being bought
                 . Dollar amount or number of shares being bought

                 You should pay for your shares through your brokerage account no later than the third business day after you place your
                 order. Salomon Smith Barney or your dealer representative may charge an annual account maintenance fee.
--------------------------------------------------------------------------------
   Through the   Qualified retirement plans and certain other investors who
        fund's   are clients of the selling group are eligible to buy shares
      transfer   directly from the fund.
         agent
                 . Write the transfer agent at the following address:

                      Smith Barney Appreciation Fund Inc.
                      (Specify class of shares)
                      c/o First Data Investor Services Group, Inc.
                      P.O. Box 5128
                      Westborough, Massachusetts 01581-5128
                 . Enclose a check to pay for the shares. For initial pur-
                   chases, complete and send an account application.
                 . For more information, call the transfer agent at 1-800-451-
                   2010.

Appreciation Fund

     Through a   You may authorize Salomon Smith Barney, your dealer represen-
    systematic   tative or the transfer agent to transfer funds automatically
    investment   from a regular bank account, cash held in a Salomon Smith
          plan   Barney brokerage account or Smith Barney money market fund to buy shares on a regular basis.

                 . Amounts transferred should be at least: $25 monthly or $50 quarterly
                 . If you do not have sufficient funds in your account on a transfer date, Salomon Smith Barney, your dealer represen-tative or the transfer agent may charge you a fee

                 For more information, contact your Salomon Smith Barney Financial Consultant, dealer representative or the transfer agent or consult the SAI.

                                                       Smith Barney Mutual Funds

 Exchanging shares

  Smith Barney   You should contact your Salomon Smith Barney Financial Con-
      offers a   sultant or dealer representative to exchange into other Smith
   distinctive   Barney funds. Be sure to read the prospectus of the Smith
     family of   Barney fund you are exchanging into. An exchange is a taxable
         funds   transaction.
   tailored to
 help meet the   . You may exchange shares only for shares of the same class
 varying needs     of another Smith Barney fund. Not all Smith Barney funds
 of both large     offer all classes.
     and small
    investors.   . Not all Smith Barney funds may be offered in your state of residence. Contact your Salomon Smith Barney Financial Con-sultant, dealer representative or the transfer agent.
                 . You must meet the minimum investment amount for each fund
                 . If you hold share certificates, the transfer agent must
                   receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.
                 . The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

     Waiver of   Your shares will not be subject to an initial sales charge at
    additional   the time of the exchange.
 sales charges
                 Your deferred sales charge (if any) will continue to be mea-sured from the date of your original purchase. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

Appreciation Fund

  By telephone
                 If you do not have a brokerage account, you may be eligible to exchange shares through the transfer agent. You must com-plete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 5:00 p.m. (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next deter-mined.

                 You can make telephone exchanges only between accounts that have identical registrations.
--------------------------------------------------------------------------------
       By mail If you do not have a Salomon Smith Barney brokerage account, contact your dealer representative or write to the transfer agent at the address on the opposite page.

                                                       Smith Barney Mutual Funds

 Redeeming shares

     Generally   Contact your Salomon Smith Barney Financial Consultant or
                 dealer representative to redeem shares of the fund.

                 If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

                 If the shares are held by a fiduciary or corporation, other documents may be required.

                 Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemp-tion proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                 If you have a Salomon Smith Barney brokerage account, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
--------------------------------------------------------------------------------
       By mail For accounts held directly at the fund, send written requests to the transfer agent at the following address:

                   Smith Barney Appreciation Fund Inc.
                   (Specify class of shares)
                   c/o First Data Investor Services Group, Inc.
                   P.O. Box 5128
                   Westborough, Massachusetts 01581-5128

                 Your written request must provide the following:

                 . Your account number
                 . The class of shares and the dollar amount or number of
                   shares to be redeemed
                 . Signatures of each owner exactly as the account is regis-
                   tered

Appreciation Fund

  By telephone
                 If you do not have a brokerage account, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $10,000 per day through the transfer agent. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by tel-ephone on any day the New York Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 5:00 p.m. (Eastern time). Requests received after the close of regular trading on the exchange are priced at the net asset value next determined.

                 Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire transfers and you may be asked to provide certain other
     documents.
--------------------------------------------------------------------------------

	 Automatic
          cash   You can arrange for the automatic redemption of a portion of
    withdrawal   your shares on a monthly or quarterly basis. To qualify you
         plans   must own shares of the fund with a value of at least $10,000
                 ($5,000 for retirement plan accounts)and each automatic
	     redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

                 The following conditions apply:

                 . Your shares must not be represented by certificates . All dividends and distributions must be reinvested

                 For more information, contact your Salomon Smith Barney Financial Consultant or dealer representative or consult the SAI.

                                                       Smith Barney Mutual Funds

 Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

 . Name of the fund
 . Account number
 . Class of shares being bought, exchanged or redeemed
 . Dollar amount or number of shares being bought, exchanged or redeemed . Signature of each owner exactly as the account is registered

The transfer agent will try to confirm that any telephone exchange or redemp-tion request is genuine by recording calls, asking the caller to provide a per-sonal identification number for the account, sending you a written confirmation or requiring other confirmation procedures from time to time.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

 . Are redeeming over $10,000 of shares
 . Are sending signed share certificates or stock powers to the transfer agent . Instruct the transfer agent to mail the check to an address different from the one on your account
 . Changed your account registration
 . Want the check paid to someone other than the account owner(s)
 . Are transferring the redemption proceeds to an account with a different reg-istration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

 . Suspend the offering of shares
 . Waive or change minimum and additional investment amounts
 . Reject any purchase or exchange order
 . Change, revoke or suspend the exchange privilege
 . Suspend telephone transactions

Appreciation Fund

 . Suspend or postpone redemptions of shares on any day when trading on the New
  York Stock Exchange is restricted, or as otherwise permitted by the Securi-ties and Exchange Commission
 . Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances If your account falls below $500 because of a redemption of fund shares, the fund may ask you to bring your account up to $500. If your account is still below $500 after 60 days, the fund may close your account and send you the redemption proceeds.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other share-holders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.

Share certificates The fund does not issue share certificates unless a written request signed by all registered owners is made to the transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.

                                                       Smith Barney Mutual Funds

 Smith Barney 401(k) and ExecChoiceTM programs

You may be eligible to participate in the Smith Barney 401(k) program or the Smith Barney ExecChoiceTM program. The fund offers Class A and Class L shares to participating plans as investment alternatives under the programs. You can meet minimum investment and exchange amounts by combining the plan's invest-ments in any of the Smith Barney funds.

There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment. Once a class of shares is chosen, all additional purchases must be of the same class.

 . Class A shares may be purchased by plans investing at least $1 million.

 . Class L shares may be purchased by plans investing less than $1 million.
  Class L shares are eligible for exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange sooner in the following circumstances:

  If the account was opened on or after June 21, 1996 and a total of $1 mil-lion is invested in Smith Barney Funds, and Class L shares (other than money market funds), all Class L shares are eligible for exchange after the plan is in the program 5 years.

  If the account was opened before June 21, 1996 and a total of $500,000 is invested in Smith Barney Funds, and Class L shares (other than money mar-ket funds) on December 31 in any year, all Class L shares are eligible for exchange on or about March 31 of the following year.

For more information, call your Salomon Smith Barney Financial Consultant or the transfer agent, or consult the SAI.

Appreciation Fund

 Dividends, distributions and taxes

Dividends The fund generally makes capital gain distributions and pays divi-dends, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in addi-tional fund shares of the same class you hold. The fund expects distributions to be primarily from capital gains. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Salomon Smith Barney Financial Consultant, dealer representative or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving distribu-tions (whether in cash or additional shares) are all taxable events.

 Transaction                           Federal tax status
Redemption or exchange of shares       Usually capital gain or
                                       loss; long-term only if
                                       shares owned more than
                                       one year

Long-term capital gain distributions   Long-term capital gain

Short-term capital gain distributions  Ordinary income

Dividends                              Ordinary income

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a long-term capital gain dis-tribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares dur-ing the previous year. If you do not provide the fund with your correct tax-payer identification number and any required certifications, you may be subject to back-up withholding of 31% of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

                                                       Smith Barney Mutual Funds

 Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabili-ties. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the SAI. This calcu-lation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time).

The fund generally values its fund securities based on market prices or quota-tions. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board.

A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Salomon Smith Barney Financial Consultant or dealer repre-sentative before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Salomon Smith Barney or members of the selling group must transmit all orders to buy, exchange or redeem shares to the fund's agent before the agent's close of business.

Appreciation Fund

 Financial highlights

The financial highlights tables are intended to help you understand the perfor-mance of each class for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent accountants, whose report, along with the fund's financial statements, is included in the annual report (available upon request). The information for the fiscal year ended December 31, 1994 has been audited by other auditors.

 For a Class A share of capital stock outstanding throughout each year ended December 31:

                                    1998(/1/)   1997    1996  1995(/1/)   1994
--------------------------------------------------------------------------------
 Net asset value, beginning of
 year                                $13.92   $12.85  $11.90   $10.15   $11.01
--------------------------------------------------------------------------------
 Income (loss) from operations:
 Net investment income                 0.18     0.19    0.19     0.20     0.16
 Net realized and unrealized gain
 (loss)                                2.62     3.17    2.09     2.75    (0.24)
--------------------------------------------------------------------------------
 Total income (loss) from
 operations                            2.80     3.36    2.28     2.95    (0.08)
--------------------------------------------------------------------------------
 Less distributions from:
 Net investment income                (0.18)   (0.20)  (0.19)   (0.20)   (0.18)
 Net realized gains                   (1.23)   (2.09)  (1.14)   (1.00)   (0.60)
--------------------------------------------------------------------------------
 Total distributions                  (1.41)   (2.29)  (1.33)   (1.20)   (0.78)
--------------------------------------------------------------------------------
 Net asset value, end of year        $15.31   $13.92  $12.85   $11.90   $10.15
--------------------------------------------------------------------------------
 Total return(/2/)                    20.45%   26.29%  19.25%   29.26%   (0.77)%
--------------------------------------------------------------------------------
 Net assets, end of year
 (millions)                           $2,959   $2,526  $2,100   $1,933   $1,690
--------------------------------------------------------------------------------
 Ratios to average net assets:
 Expenses                              0.95%    0.95%   1.00%    1.02%    1.02%
 Net investment income                 1.23     1.47    1.52     1.71     1.61
--------------------------------------------------------------------------------
 Portfolio turnover rate                 63%      57%     62%      57%      52%
--------------------------------------------------------------------------------

(/1/) Per share amounts calculated using the monthly average shares method. (/2/) Total return does not take into account any applicable sales charges.


                                                       Smith Barney Mutual Funds

 For a Class B share of capital stock outstanding throughout each year ended December 31:

                                    1998(/1/)   1997    1996  1995(/1/)   1994
--------------------------------------------------------------------------------
 Net asset value, beginning of
 year                                $13.88   $12.81  $11.88   $10.14   $11.00
--------------------------------------------------------------------------------
 Income (loss) from operations:
 Net investment income                 0.06     0.07    0.08     0.11     0.13
 Net realized and unrealized gain
 (loss)                                2.61     3.15    2.08     2.74    (0.29)
--------------------------------------------------------------------------------
 Total income (loss) from
 operations                            2.67     3.22    2.16     2.85    (0.16)
--------------------------------------------------------------------------------
 Less distributions from:
 Net investment income                (0.06)   (0.06)  (0.09)   (0.11)   (0.10)
 Net realized gains                   (1.23)   (2.09)  (1.14)   (1.00)   (0.60)
--------------------------------------------------------------------------------
 Total distributions                  (1.29)   (2.15)  (1.23)   (1.11)   (0.70)
--------------------------------------------------------------------------------
 Net asset value, end of year        $15.26   $13.88  $12.81   $11.88   $10.14
--------------------------------------------------------------------------------
 Total return(/2/)                    19.52%   25.31%  18.29%   28.29%   (1.53)%
--------------------------------------------------------------------------------
 Net assets, end of year
 (millions)                           $1,553   $1,410  $1,134     $988     $761
--------------------------------------------------------------------------------
 Ratios to average net assets:
 Expenses                              1.73%    1.73%   1.78%    1.77%    1.80%
 Net investment income                 0.44     0.68    0.74     0.96     0.83
--------------------------------------------------------------------------------
 Portfolio turnover rate                 63%      57%     62%      57%      52%
--------------------------------------------------------------------------------

(/1/) Per share amounts calculated using the monthly average shares method. (/2/) Total return does not take into account any applicable sales charges. Appreciation Fund

 For a Class L(/1/) share of capital stock outstanding throughout each year ended December 31:

                                 1998(/2/)    1997     1996  1995(/2/)   1994
-------------------------------------------------------------------------------
 Net asset value, beginning of
 year                              $13.88   $12.81   $11.88    $10.14  $11.00
-------------------------------------------------------------------------------
 Income (loss) from operations:
 Net investment income               0.06     0.09     0.09      0.11    0.10
 Net realized and unrealized
 gain (loss)                         2.61     3.13     2.08      2.74   (0.25)
-------------------------------------------------------------------------------
 Total income (loss) from
 operations                          2.67     3.22     2.17      2.85   (0.15)
-------------------------------------------------------------------------------
 Less distributions from:
 Net investment income              (0.06)   (0.06)   (0.10)    (0.11)  (0.11)
 Net realized gains                 (1.23)   (2.09)   (1.14)    (1.00)  (0.60)
-------------------------------------------------------------------------------
 Total distributions                (1.29)   (2.15)   (1.24)    (1.11)  (0.71)
-------------------------------------------------------------------------------
 Net asset value, end of year      $15.26   $13.88   $12.81    $11.88  $10.14
-------------------------------------------------------------------------------
 Total return(/3/)                  19.52%   25.31%   18.34%    28.29%  (1.41)%
-------------------------------------------------------------------------------
 Net assets, end of year
 (000)'s                          $83,215  $47,872  $25,505   $14,653  $5,040
-------------------------------------------------------------------------------
 Ratios to average net assets:
 Expenses                            1.73%    1.73%    1.77%     1.77%   1.66%
 Net investment income               0.44     0.68     0.75      0.96    0.98
-------------------------------------------------------------------------------
 Portfolio turnover rate               63%      57%      62%       57%     52%
-------------------------------------------------------------------------------

(/1/) On June 12, 1998, Class C shares were renamed Class L shares.

(/2/) Per share amounts calculated using the monthly average shares method. (/3/) Total return does not take into account any applicable sales charges.


                                                       Smith Barney Mutual Funds

 For a Class Y share of capital stock outstanding throughout each year ended December 31:

                                     1998(/1/) 1997(/1/) 1996(/1/)(/2/)
-------------------------------------------------------------------------
 Net asset value, beginning of year    $13.93    $12.86      $12.10
-------------------------------------------------------------------------
 Income from operations:
 Net investment income                   0.24      0.27        0.23
 Net realized and unrealized gain        2.63      3.14        1.89
-------------------------------------------------------------------------
 Total income from operations            2.87      3.41        2.12
-------------------------------------------------------------------------
 Less distributions from:
 Net investment income                  (0.29)    (0.25)      (0.22)
 Net realized gains                     (1.23)    (2.09)      (1.14)
-------------------------------------------------------------------------
 Total distributions                    (1.52)    (2.34)      (1.36)
-------------------------------------------------------------------------
 Net asset value, end of year          $15.28    $13.93      $12.86
-------------------------------------------------------------------------
 Total return(/5/)                      20.93%    26.70%      17.65%(/3/)
-------------------------------------------------------------------------
 Net assets, end of year (000)'s      $87,041   $56,302     $73,196
-------------------------------------------------------------------------
 Ratios to average net assets:
 Expenses                                0.59%     0.59%       0.66%(/4/)
 Net investment income                   1.59      1.79        2.06(/4/)
-------------------------------------------------------------------------
 Portfolio turnover rate                   63%       57%         24%
-------------------------------------------------------------------------

(/1/) Per share amounts calculated using the monthly average shares method. (/2/) For the period from January 31, 1996 (inception date) to December 31,
      1996.
(/3/) Not annualized.
(/4/) Annualized.
(/5/) Total return does not take into account any applicable sales charges.

Appreciation Fund

                                                              SalomonSmithBarney
                                                    ----------------------------
                                                    A member of citigroup [LOGO]

Appreciation Fund

Shareholder reports Annual and semiannual reports to shareholders provide addi-tional information about the fund's investments. These reports discuss the mar-ket conditions and investment strategies that affected the fund's performance.

The fund sends only one report to a household if more than one account has the same address. Contact your Salomon Smith Barney Financial Consultant, dealer representative or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by refer-ence into (is legally a part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Salomon Smith Barney Financial Consultant or dealer representative, by calling the fund at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 388 Greenwich Street, MF2, New York, New York 10013.

Visit our web site. Our web site is located at www.smithbarney.com

You can also review and copy the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a duplicating fee by writing to the Public Reference Section of the Commis-sion, Washington, D.C. 20549-6009. Information about the public reference room may be obtained by calling 1-800-SEC-0330. You can get the same information free from the Commission's Internet web site at http:www.sec.gov

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not law-fully sell its shares.

SM Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

(Investment Company Act
file no. 811-01940)
FD0202 4/99





April 30, 1999

STATEMENT OF ADDITIONAL INFORMATION

SMITH BARNEY APPRECIATION FUND INC.
388 Greenwich Street
New York, New York  10013
(800) 451-2010

This Statement of Additional Information ("SAI") is not a prospectus and is meant to be read in conjunction with the prospectus of the Smith Barney Appreciation Fund Inc. (the
"fund") dated April 30, 1999, as amended or supplemented from time to time (the "prospectus"), and is incorporated by reference in its entirety into the prospectus.
Additional
information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders that are incorporated herein by reference. The prospectus and copies of the reports may be obtained free of charge by contacting a Salomon Smith Barney Financial Consultant, or by writing or calling Salomon Smith Barney Inc. at the address or telephone number above.

TABLE OF CONTENTS

 Investment Objective and Management
Policies............................................	  2
 Investment Restrictions... .........................   13
 Directors and Executive Officers of the
Fund.............................................   15
 Investment Management and Other Services......    19
 Portfolio Transactions.........................   23
 Portfolio Turnover.............................   24
 Purchase of Shares............................25
 Redemption of Shares..........................32
 Valuation of Shares..........................36
 Exchange Privilege......................37
 Performance Data.....................................38
 Dividends, Distributions and Taxes...................42
 Additional Information...............................48
 Financial Statements.................................49



INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The fund is an open-end, diversified, management investment company. The prospectus discusses the fund's investment objective and the policies it employs to achieve its objective. This section contains supplemental information concerning the types of securities and other instruments in which the fund may invest, the investment policies and portfolio strategies the fund may utilize and certain risks attendant to such investments, policies and strategies.

Common Stock. The fund may invest in common stocks. Common stocks are shares of a corporation or other entity entitling the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity.
Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stock. Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Preferred stock dividends must be paid before common stock dividends and, for that reason, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Warrants. The fund may invest up to 5% of its assets in warrants. Warrants acquired entitle the fund to buy common stock from the issuer at a specified price and time.
Warrants are subject to the same market risks as stocks, but may be more volatile in price. The fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.


Convertible Securities. Convertible securities in which the fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock.

Foreign Securities. The fund may invest up to 10% of its assets (at the time of investment) in foreign securities.
The fund may invest directly in foreign issuers or invest in depositary receipts. (securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European
Depository Receipts ("EDRs") or similar securities representing interests in the common stock of foreign issuers). ADRs are receipts, typically issued by a U.S.
bank
or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities.

Investments in foreign securities incur higher costs than investments in U.S. securities, including higher costs in making securities transactions as well as foreign government taxes which may reduce the investment return of the fund.
In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about individual companies, less market liquidity and political instability.

Money Market Instruments. The fund may invest for temporary defensive purposes in corporate and government bonds and notes and money market instruments. Money market instruments include: obligations issued or guaranteed by the
United States government, its agencies or instrumentalities
("U.S. government securities"); certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United
States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. Certificates of deposit ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. The fund may invest in cash and in short-term instruments, and it may hold cash and short-term instruments without limitation when the manager determines that it is appropriate to maintain a temporary defensive posture. Short-term instruments in which the fund may invest include: (a) obligations issued or guaranteed as to principal and interest by the United States government, its agencies or instrumentalities (including repurchase agreements with respect to such securities); (b) bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loan associations and similar institutions); (c) floating rate securities and other instruments denominated in U.S. dollars issued by international development agencies, banks and other financial institutions, governments and their agencies or instrumentalities and corporations located in countries that are members of the Organization for Foreign Cooperation and Development; and (d) commercial paper rated no lower than A-
2 by Standard & Poor's Ratings Group ("S&P") or Prime-2 by
Moody's Investors Service, Inc. ("Moody's") or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories.
INVESTMENT PRACTICES

In attempting to achieve its investment objective, the fund may employ, among others, the following portfolio strategies.

Repurchase Agreements. The fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). The fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities on the Federal
Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the fund's manager. The manager will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price
(including accrued interest). In addition, the manager will require the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager will mark-to-market daily the value of the securities.
Repurchase agreements are considered to be loans by the fund under the Investment Company Act of 1940, as amended (the
"1940 Act").
Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. The fund will not lend portfolio securities to affiliates of the manager unless they have applied for and received specific authority to do so from the Securities Exchange Commission. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government Securities, which are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned occurring during the term of the loan would be for the account of the fund. From time to time, the fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party unaffiliated with the fund and acting as a "finder."
By lending its securities, the fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. Although the generation of income is not the primary investment goal of the fund, income received could be used to pay the fund's expenses and would increase an investor's total return. The fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the fund must receive at least 102% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral;
(iii) the fund must be able to terminate the loan at any time; (iv) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a fund's ability to recover the loaned securities or dispose of the collateral for the loan.
DERIVATIVES TRANSACTIONS

Options on Securities. The fund may write (sell) covered put and call options on securities ("options") and purchase put and call options traded on foreign or U.S.
securities exchanges and over the counter. The fund will write such options for the purpose of increasing its return and/or protecting the value of its portfolio. In particular, where the fund writes an option expiring unexercised or is closed out by the fund at a profit, it will retain the premium paid for the option, which will increase its gross income and will offset in part the reduced value of a portfolio security in connection with which the option may have been written or the increased cost of portfolio securities to be acquired. However, the writing of options constitutes only a partial hedge, up to the amount of the premium, less any transaction costs. In contrast, if the price of the security underlying the option moves adversely to the fund's position, the option may be exercised and the fund will be required to purchase or sell the security at a disadvantageous price, resulting in losses that may only be partially offset by the amount of the premium. The fund may also write combinations of put and call options on the same security, known as "straddles." Such transactions generate additional premium income but also present increased risk.

The fund may purchase put and call options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. If the expected changes occur, the fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The risk assumed 4by the fund in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the option, although the fund may be lose such amounts in the event the prices of securities underlying the options do not move in the direction or to the extent anticipated. The fund can invest up to 5% of its total assets in put and call options on securities.

Stock Index Options. As described generally above, the fund may purchase put and call options and write call options on domestic stock indexes listed on domestic exchanges in order to realize its investment objective of capital appreciation or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange
Composite Index or the Canadian Market Portfolio Index, or a narrower market index such as the Standard & Poor's 100.
Indexes also are based on an industry or market segment such as the American Stock Exchange Oil and Gas Index or the
Computer and Business Equipment Index.

Options on stock indexes are generally similar to options on stock except that the delivery requirements are different.
Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by
(b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock.
Accordingly, successful use by the fund of options on stock indexes will be subject to the manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

The fund will engage in stock index options transactions only when determined by SSBC to be consistent with the fund's efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. The fund can invest up to 5% of its total assets in put and call options on domestic and foreign stock indexes.

Options, Futures and Currency Strategies. The fund may use forward currency contracts and certain options and futures strategies to attempt to hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the fund. There can be no assurance that such efforts will succeed.

In order to assure that the fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange
Act,
regulations of the Commodity Futures Trading Commission
("CFTC") require that the fund enter into transactions in futures contracts and options on futures only (i) for bona fide hedging purposes (as defined in CFTC regulations), or
(ii) for non-hedging purposes, provided the aggregate initial margin and premiums on such non-hedging positions do not exceed 5% of the liquidation value of the fund's assets.
 To attempt to hedge against adverse movements in exchange rates between currencies, the fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the manager anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made ("transaction hedging"). Further, when the manager believes that a particular currency may decline compared to the U.S. dollar or another currency, the fund may enter into a forward contract to sell the currency the manager expects to decline in an amount approximating the value of some or all of the fund's securities denominated in that currency, or when the manager believes that one currency may decline against a currency in which some or all of the portfolio securities held by the fund are denominated, it may enter into a forward contract to buy the currency expected to decline for a fixed amount ("position hedging"). In this situation, the fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount of the currency expected to decline where the investment manager believes that the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the fund are denominated ("cross hedging").
The fund will maintain on it's books (i) cash, (ii) U.S.
Government securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked to market daily, or other high-quality debt securities denominated in certain currencies in a separate account of the fund having a value equal to the aggregate account of the fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account will equal the amount of the fund's commitments with respect to such contracts.

For hedging purposes, the fund may write covered call options and purchase put and call options on currencies to hedge against movements in exchange rates and on debt securities to hedge against the risk of fluctuations in the prices of securities held by the fund or which the manager intends to include in its portfolio. The fund also may use interest rate futures contracts and options thereon to hedge against changes in the general level in interest rates.

The fund may write call options on securities and currencies only if they are covered, and such options must remain covered so long as the fund is obligated as a writer. A call option written by the fund is "covered" if the fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account on the fund's books) upon conversion or exchange of other securities or currencies held in its portfolio. A call option is also covered if the fund holds on a share-for-share basis a call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the fund in cash, Treasury bills or other high-grade, short-term obligations in a segregated account on the fund's books.

The fund may purchase put and call options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. If the expected changes occur, the fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The risk assumed by the fund in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the option, although the fund may lose to forfeit such amounts in the event the prices of securities underlying the options do not move in the direction or to the extent anticipated.

Although the portfolio might not employ the use of forward currency contracts, options and futures, the use of any of these strategies would involve certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: dependence on the manager's ability to predict movements in the prices of individual debt securities, fluctuations in the general fixed-income markets and movements in interest rates and currency markets, imperfect correlation between movements in the price of currency, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the fund invests; lack of assurance that a liquid market will exist for any particular option, futures contract or options thereon at any particular time and possible need to defer or accelerate closing out certain options, futures contracts and options thereon in order to continue to qualify for the beneficial tax treatment afforded "regulated investment companies" under the Internal
Revenue Code of 1986, as amended (the "Code").

Over-the-counter options in which the fund may invest differ from exchange traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

Options on Securities. As discussed more generally above, the fund may engage in the writing of covered call options.
The fund may also purchase put options and enter into closing transactions.

The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option foregoes the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security.
The size of the premiums the fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by the fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities when the options are written. In the case of call options, these exercise prices are referred to as "in-the-money,"
"at-the-money" and "out-of-the-money," respectively.

The fund may write (a) in-the-money call options when the manager expects the price of the underlying security to remain flat or decline moderately during the option period,
(b) at-the-money call options when the manager expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when the manager expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

So long as the obligation of the fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options
Clearing Corporation ("Clearing Corporation") or similar clearing corporation and the securities exchange on which the option is written.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The fund expects to write options only on national securities exchanges or in the over-the-counter market.
The
fund may purchase put options issued by the Clearing
Corporation or in the over-the-counter market.
 The fund may realize a profit or loss upon entering into a closing transaction. In cases in which the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the option. Similarly, when the fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the fund initially paid for the original option plus the related transaction costs.

Although the fund generally will purchase or write only those options for which the manager believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the Clearing Corporation and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the fund and other clients of the manager and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

In the case of options written by the fund that are deemed covered by virtue of the fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, the fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Although the manager will attempt to take appropriate measures to minimize the risks relating to the fund's writing of call options and purchasing of put and call options, there can be no assurance the fund will succeed in its option-writing program.

Futures Contracts and Options on Futures Contracts. As described generally above, the fund may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency contracts and put and call options on these futures contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The primary purpose of entering into a futures contract by the fund is to protect the fund from fluctuations in the value of securities without actually buying or selling the securities. The fund may enter into futures contracts and options on futures to seek higher investment returns when a futures contract is priced more attractively than stocks comprising a benchmark index, to facilitate trading or to reduce transaction costs. The fund will only enter into futures contracts and options on futures contracts that are traded on a domestic exchange and board of trade. Assets committed to futures contracts will be segregated on the fund's books to the extent required by law.

The purpose of entering into a futures contract by the fund is to protect the fund from fluctuations in the value of securities without actually buying or selling the securities. For example, in the case of stock index futures contracts, if the fund anticipates an increase in the price of stocks it intends to purchase at a later time, the fund could enter into contracts to purchase the stock index
(known as taking a "long" position) as a temporary substitute for the purchase of stocks. If an increase in the market influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the fund's not participating in a market advance. The fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a "short" position) as it purchases individual stocks. The fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.

No consideration will be paid or received by the fund upon
the purchase or sale of a futures contract. Initially, the
fund will be required to deposit with the broker an amount
of cash or cash equivalents equal to approximately 1% to
10%
of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the fund, upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." In addition, when the fund enters into a long position in a futures contract or an option on a futures contract, it must deposit into a segregated account on the fund's books an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the fund's commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund's existing position in the contract.

The fund will not enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the fund's assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into. All futures and options on futures positions will be covered by owning the underlying security or segregation of assets. With respect to long positions in a futures contract or option
(e.g., futures contracts to purchase the underlying instrument and call options purchased or put options written on these futures contracts or instruments), the underlying value of the futures contract at all times will not exceed the sum of cash, short-term U.S. debt obligations or other high quality obligations set aside for this purpose.

RISK FACTORS

General. There can be no assurance that the fund's investment objective will be achieved. The value of the fund's investments will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which the fund invests.

Foreign Investments. Investments in foreign securities incur higher costs than investments in U.S. securities, including higher costs in making securities transactions as well as foreign government taxes which may reduce the investment return of the fund. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about individual companies, less market liquidity and political instability.

Futures Contracts and Related Options. There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the fund is subject to the ability of the manager to predict correctly movements in the stock market or in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of investments in securities. In addition, there can be no assurance that there will be a perfect correlation between movements in the price of the securities underlying the futures contract and movements in the price of the securities that are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in market behavior or interest rates.

Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although the fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

Stock Index Options. As described generally above, the fund may purchase put and call options and write call options on domestic stock indexes listed on domestic exchanges in order to realize its investment objective of capital appreciation or for the purpose of hedging its portfolio.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock.
Accordingly, successful use by the fund of options on stock indexes will be subject to the manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

	INVESTMENT RESTRICTIONS

The fund has adopted the following fundamental investment
restrictions for the protection of shareholders.  These
restrictions cannot be changed without approval by the
holders of a majority of the outstanding shares of the
fund,
defined as the lesser of (a) 67% or more of the fund's
shares present at a meeting, if the holders of more than
50%
of the outstanding shares are present in person or by proxy or (b) more than 50% of the fund's outstanding shares. In accordance with these restrictions, the fund will not:

1.	Invest in a manner that would cause it to fail to be
a
"diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

2.	Issue "senior securities" as defined in the 1940 Act
and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

3.	Invest more than 25% of its total assets in
securities, the issuers of which are in the same industry. For purposes of this limitation, U.S.
government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

4.	Borrow money, except that (a) the fund may borrow
from
banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

5.	Make loans.  This restriction does not apply to: (a)
the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

6.	Engage in the business of underwriting securities
issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.


7.	Purchase or sell real estate, real estate mortgages,
commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); or (d) investing in real estate investment trust securities.

While the fund is authorized to borrow money for purposes of investment (leveraging) and to invest in securities of foreign issuers, it has no current intention of engaging in these investment activities and will do so only when the fund's board of directors determines that either or both of these activities are in the best interests of shareholders.

The fund has also adopted certain nonfundamental investment restrictions that may be changed by the fund's Board of Directors at any time. Accordingly, the fund may not:

1.	Purchase any securities on margin (except for such
short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box").
 For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2.	Invest more than 5% of the value of its net assets in
warrants. Included within that amount, but not to exceed 2% of the value of the fund's net assets, may be warrants that are not listed on the New York Stock
Exchange, Inc. (the "NYSE") or the American Stock
Exchange. Warrants acquired by the fund in units or attached to securities may be deemed to be without value.

3.	Invest in mineral-type programs or leases.

4.	Purchase or otherwise acquire any security if' as a
result, more than 15% of its net assets would be invested in securities that are illiquid.

5.	Invest for the purpose of exercising control of
management.

6.	Purchase securities of any company with a record of
less than three years' continuous operation if such purchase would cause its investments in such companies to exceed 5% of the value of its total assets. (For purposes of this limitation, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets.)

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

DIRECTORS AND EXECUTIVE OFFICERS OF THE FUND

Overall responsibility for management and supervision of the fund rests with the fund's board of directors. The directors approve all significant agreements between the fund and the companies that furnish services to the fund, including agreements with the fund's distributor, investment adviser, custodian and transfer agent. The day-to-day operations of the fund are delegated to the fund's investment adviser and administrator, SSBC Fund Management Inc. ("SSBC" or the
"Manager"). .
The directors and executive officers of the fund, together with information as to their principal business occupations during the past five years, are shown below. The executive officers of the fund are employees of organizations that provide services to the fund. Each director who is an "interested person" of the fund, as defined in the 1940
Act,
is indicated by an asterisk. The address of the "non-interested" directors and executive officers of the fund is 388 Greenwich Street, New York, New York 10013.

Herbert Barg  (Age 75).  Director
Private Investor. Director or trustee of 18 investment companies associated with Citigroup Inc. ("Citigroup").
His address is 273 Montgomery Avenue, Bala Cynwyd,
Pennsylvania, 19004.

*Alfred J. Bianchetti (Age 76). Director
Retired; formerly Senior Consultant to Dean Witter Reynolds
Inc. Director or trustee of 13 investment companies associated with Citigroup His address is 19 Circle End
Drive, Ramsey, New Jersey 07466.

Martin Brody (Age 77). Director
Consultant, HMK Associates.  Retired Vice Chairman of the
Board of Restaurant Associates Corp. Director or trustee of
22 investment companies associated with Citigroup. His address is c/o HMK Associates, 30 Columbia Turnpike,
Florham
Park, New Jersey 07932.

Dwight B. Crane (Age 61). Director
Professor, Harvard Business School. Director or trustee of
25 investment companies associated with Citigroup. His address is c/o Harvard Business School, Soldiers Field
Road,
Boston, Massachusetts 02163.

Burt N. Dorsett (Age 68). Director
Managing Partner of the investment counseling firm Dorsett
McCabe Management, Inc.  Director of Research Corporation
Technologies, Inc., a nonprofit patent clearing and licensing firm. Director or trustee of 13 investment companies associated with Citigroup. His address is 201
East
62nd Street, New York, New York 10021.

Elliot S. Jaffe (Age 72). Director
Chairman of the Board and President of The Dress Barn, Inc.
Director or trustee of 13 investment companies associated with Citigroup. His address is 30 Dunnigan Drive, Suffern,
New York 10021.

Stephen E. Kaufman (Age 67). Director
Attorney. Director or trustee of 15 investment companies associated with Citigroup. His address is 277 Park Avenue,
New York, New York 10172.

Joseph J. McCann (Age 68). Director
Financial Consultant.  Retired Financial Executive, Ryan
Homes, Inc. Director or trustee of 13 investment companies associated with Citigroup. His address is 200 Oak Park
Place, Pittsburgh, Pennsylvania 15243.

*Heath B. McLendon (Age 65). Chairman of the Board and
Investment Officer
Managing Director of Salomon Smith Barney Inc. ("Salomon
Smith Barney"); President of SSBC and Travelers Investment
Adviser, Inc. ("TIA"); Chairman or Co-Chairman of the Board and Director or trustee of 64 investment companies associated with Citigroup.

Cornelius C. Rose, Jr. (Age 65). Director
President, Cornelius C. Rose Associates, Inc., financial consultants, and Chairman and Director of Performance
Learning Systems, an educational consultant. Director or trustee of 13 investment companies associated with Citigroup. His address is Meadowbrook Village, Building 4,
Apt. 6, West Lebanon, New Hampshire 03784.

Lewis E. Daidone (Age 41).  Senior Vice President and
Treasurer
Managing Director of Salomon Smith Barney; Chief Financial
Officer of the Smith Barney Mutual Funds; Director and
Senior Vice President of SSBC and TIA. Senior Vice
President
and Treasurer of 59 investment companies associated with Citigroup.

Harry D. Cohen (Age 56).  Vice President and Investment
Officer
Managing Director of Salomon Smith Barney; Investment
Officer of SSBC. Vice President of 2 investment companies associated with Citigroup.

Scott Glasser (Age 32).  Vice President and Investment
Officer
Director of Salomon Smith Barney; Investment Officer of
SSBC. Vice President of 2 investment companies associated with Citigroup.

Paul Brook (Age 45). Controller
Director, Salomon Smith Barney;  Managing Director of AMT
Capital Services Inc. from 1997-1998; Prior to 1997,
Partner, Ernst & Young LLP.  Controller or Assistant
Treasurer of 43 investment companies associated with Citigroup.

Christina T. Sydor (Age 48). Secretary
Managing Director of Salomon Smith Barney; General Counsel and Secretary of SSBC and TIA. Secretary of 59 investment companies associated with Citigroup.

As of April 9, 1999, the directors and officers of the fund, as a group, owned less than 1% of the outstanding shares of beneficial interest of the fund.

To the best knowledge of the directors, as of April 9, 1999, the following shareholders or "groups" (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) owned beneficially or of record more than 5% of the shares of the following classes:


Shareholder

Class

Shares Held

State Street Bank & Trust Cust
The Travelers Group 401(k) Savings Plan
Attn: Rick Vest
225 Franklin Street
Boston, MA  02101

Class Z

Owned 15,884,054.186
99.94% of shares




Smith Barney Concert Series Inc.
Balanced Portfolio
PNC Bank NA
Attn: Beverly Timson
200 Stevens Drive, Suite 440
Lester, PA  19113-1522

Class Y

Owned 3,546,963.036
58.96% of shares




Smith Barney Concert Series Inc.
Conservative Portfolio
PNC Bank NA
Attn: Beverly Timson
200 Stevens Drive, Suite 440
Lester, PA  19113-1522

Class Y

Owned 950,953.460
15.80% of shares


Smith Barney Concert Series Inc.
Select Balanced Portfolio
PNC Bank NA
Attn: Beverly Timson
200 Stevens Drive
Lester, PA  19113-1522


Class Y

Owned 923,023.084
15.34% of shares

The following table shows the compensation paid by the fund and other Smith Barney mutual funds to each director during the fund's last fiscal year. None of the officers of the fund received any compensation from the fund for such period. The fund does not pay retirement benefits to its directors and officers. Officers and interested directors of the fund are compensated by Salomon Smith Barney

For the calendar year ended December 31, 1998, the directors of the fund were paid the following compensation.





Name of Person



Aggregate
Compensat
ion
from
Fund+

Total Pension
or
Retirement
Benefits
Accrued
as part of
Fund Expenses

Compensation
from Fund
and Fund
Complex
Paid to
Directors

Number of
Funds for Which  DirecD
     Director Serves Within
Fund Complex


Herbert Barg**
Alfred
Bianchetti* **

Martin Brody**
Dwight B.
Crane**
Burt N.
Dorsett**
Elliot S.
Jaffe**
Stephen E.
Kaufman**
Joseph J.
McCann**
Heath B.
McLendon*
Cornelius C.
Rose, Jr.**


$7,100
7,100
6,600
7,100
6,600
7,100
0
7,100



$0
0
0
0
0
0
0
0
0
0


$105,425
    51,200
  132,500
  139,975
     47,550
    96,400
    51,200
    51,200



18
13
22
25
13
13
15
13
64
13


*	Designates an "interested" Director.
**	Designates member of Audit Committee.
+	Upon attainment of age 80, fund Directors are
required
to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years. Directors emeritus may attend meetings but have no voting rights. During the fund's last fiscal year, aggregate compensation paid by the fund to directors emeritus was $2,500.


INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Adviser and Administrator

SSBC (formerly Mutual Management Corp) serves as investment adviser to the Fund pursuant to a written agreement (the
"Advisory Agreement"), which was approved by the Fund's
Board of directors, including a majority of the directors who are not interested persons of the Fund or Smith Barney
(the "independent directors"). Subject to the supervision and direction of the fund's board of directors, the manager manages the fund's portfolio in accordance with the fund's stated investment objective and policies, makes investment decisions for the fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the fund. The manager pays the salary of any officer and employee who is employed by both it and the trust. The manager bears all expenses in connection with the performance of its services. SSBC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc.
("Holdings"), which in turn is a wholly owned subsidiary of Citigroup Inc. ("Citigroup"). SSBC (through predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of March 31, 1999 in excess of $114 billion.

As compensation for SSBC's investment advisory services rendered to the Fund, the Fund pays a fee computed daily and paid monthly at the following annual rates of the Fund's average daily net assets: 0.55%, up to $250 million; 0.513% of the next $250 million; 0.476% of the next $500 million;
0.439% of the next $1 billion, 0.402% of the next $l billion; and 0.365% of the average daily net assets in excess of $3 billion. For the fiscal years ended December
31, 1998, 1997 and 1996, the Fund paid $18,906,581,
$16,921,518 and 14,352,911, respectively, in investment advisory fees.

SSBC also serves as administrator to the Fund pursuant to a written agreement (the "Administration Agreement"), which was most recently approved by the Fund's Board of Directors, including a majority of the independent directors of the Fund. SSBC pays the salary of any officer and employee who is employed by both it and the Fund and bears all expenses in connection with the performance of its services.

As administrator SSBC will: (a) assist in supervising all aspects of the Fund's operations except those performed by the fund's investment manager under its investment advisory agreement; b) supply the fund with office facilities (which may be in SSBC's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the fund, (ii) applicable contingent deferred sales charges and similar fees and charges and (iii) distribution fees, internal auditing and legal services, internal executive and administrative services, and stationary and office supplies;
and (c) prepare reports to shareholders of the fund, tax returns and reports to and filings with the SEC and state blue sky authorities.

As compensation for administrative services rendered to the Fund, SSBC receives a fee computed daily and paid monthly at the following annual rates: 0.20%, of the value of the Fund's average daily net assets up to $250 million; 0.187% of the next $250 million; 0.174% of the next $500 million;
0.161% of the next $1 billion; 0.148% of the next $1 billion and 0.135% of the net assets in excess of $3 billion. For the fiscal years ended December 31, 1998, 1997 and 1996, the
Fund paid $6,946,684, $6,212,415, and $5,262,374 in
administration fees.

The Fund bears expenses incurred in its operation including:
taxes, interest, brokerage fees and commissions, if any;
fees of Directors who are not officers, directors, shareholders or employees of Salomon Smith Barney or SSBC;
Securities and Exchange Commission ("SEC") fees and state
Blue Sky qualification fees; charges of custodians;
transfer
and dividend disbursing agent's fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; investor services
(including allocated telephone and personnel expenses);
costs of preparation and printing of prospectuses and statements of additional information for regulatory purposs and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or Board of Directors of the Fund.

Auditors

KPMG LLP, 345 Park Avenue, New York, New York 10154, has been selected as the Fund's independent auditor to examine and report on the Fund's financial statements and highlights for the fiscal year ending December 31, 1999.

Custodian and Transfer Agent.

PNC Bank, National Association ("PNC" or "custodian"), located at 17th and Chestnut Streets, Philadelphia,
Pennsylvania, 19103, serves as the custodian of the fund.
Under its custody agreement with the fund, PNC holds the fund's securities and keeps all necessary accounts and records. For its services, PNC receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transactions charges.
The assets of the fund are held under bank custodianship in compliance with the 1940 Act.

First Data Investors Services Group, Inc. ("First Data" or
"transfer agent"), located at Exchange Place, Boston,
Massachusetts 02109, serves as the fund's transfer agent.
Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the trust, handles certain communications between shareholders and the trust and distributes dividends and distributions payable by the trust. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the trust during the month, and is reimbursed for out-of-pocket expenses. The
Fund has engaged the services of PFS Shareholder Services as the sub-transfer agent for PFS Accounts ("sub-transfer agent"). The sub-transfer agent is located at 3100
Breckinridge Blvd, Bldg 200, Duluth, Georgia 30099-0062.

DISTRIBUTOR

CFBDS, Inc., located at 20 Milk Street, Boston,
Massachusetts 02109-5408 serves as the fund's distributor pursuant to a written agreement dated October 8, 1998 (the
"Distribution Agreement") which was approved by the fund's
Board of Trustees, including a majority of the independent trustees on July 15, 1998. Prior to the merger of Travelers
Group, Inc. and Citicorp Inc. on October 8, 1998, Salomon
Smith Barney and PFS Distributors, Inc. served as the fund's distributors.

For the year ended December 31, 1997, the aggregate dollar amount of commissions on Class A shares was $2,000,000, all of which was paid to Salomon Smith Barney. For the period
January 1, 1998 through October 7, 1998 the aggregate dollar amount of commissions on Class A shares was $1,754,000, all of which was paid to Salomon Smith Barney. For the period
October 8, 1998 through December 31, 1998 the aggregate dollar amount of commissions on Class A shares was $261,000,
 $234,900 of which was paid to Salomon Smith Barney.

For the period June 12, 1998 through October 7, 1998 the aggregate dollar amount of commissions on Class L shares was
$126,000, all of which was paid to Salomon Smith Barney.
For
the period October 8, 1998 through December 31, 1998 the aggregate dollar amount of commissions on Class L shares was
$48,000, $43,200 of which was paid to Salomon Smith Barney.

For the years ended December 31, 1996, December 31, 1997 and
December 31, 1998, Salomon Smith Barney or its predecessor received from shareholders $11,000, $45,000 and $16,000, respectively, in deferred sales charges on the redemption of
Class A shares.

For the years ended December 31, 1996, December 31, 1997 and
December 31, 1998, Salomon Smith Barney or its predecessor received from shareholders $1,512,000, $1,305,000 and $1,091,000, respectively, in deferred sales charges on the redemption of Class B shares.

For the years ended December 31, 1996, December 31, 1997 and
December 31, 1998, Salomon Smith Barney or its predecessor received from shareholders $6,000, $9,000 and $9,000, respectively, in deferred sales charges on the redemption of
Class L shares.

When payment is made by the investor before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account and Salomon Smith Barney may benefit from the temporary use of the funds. The fund's Board of Directors has been advised of the benefits to Salomon Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Investment Advisory and Distribution Agreements for continuance.

Distribution Arrangements.  To compensate Salomon Smith
Barney for the services it provides and for the expense it bears, the fund has adopted a services and distribution plan
(the "Plan") pursuant to Rule 12b-1 under the 1940 Act.
Under the Plan, the fund pays Salomon Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the fund pays Salomon Smith
Barney a distribution fee with respect to the Class B and Class L shares primarily intended to compensate Salomon
Smith Barney for its initial expense of paying financial consultants a commission upon sales of those shares. The
Class B and Class L distribution fee is calculated at the annual rate of 0.75% of the value of the fund's average daily net assets attributable to the shares of the respective class.

The only classes of shares being offered for sale through PFS Distributors is Class A shares and Class B shares.
Pursuant to the Plan (described above), PFS Distributors is paid an annual service fee with respect to Class A and Class
B shares of the fund sold through PFS Distributors at the annual rate of 0.25% of the average daily net assets of the respective class. PFS Distributors is also paid an annual distribution fee with respect to Class B shares at the annual rate of 0.75% of the average daily net assets attributable to that Class. Class B shares that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee. The fees are paid to PFS Distributors, which in turn, pays PFS Investments Inc. ("PFS
Investments")
to pay its PFS Investment Registered Representatives for servicing shareholder accounts and, in the case of Class B shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include:
advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of PFS Investments Registered Representatives and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of PFS Investments associated with the sale of fund shares, including lease, utility, communications and sales promotion expenses.

The payments to PFS Investments Registered Representatives for selling shares of a class include a commission or fee paid by the investor or PFS at the time of sale and, with respect to Class A and Class B shares, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that class. PFS Investments Registered
Representatives may receive different levels of compensation for selling different classes of shares.

PFS Investments may be deemed to be an underwriter for purposes of the Securities Act of 1933. From time to time, PFS or its affiliates may also pay for certain non-cash sales incentives provided to PFS Investments Registered
Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, PFS may from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation to PFS Investments Registered
Representatives who sell shares of the fund.

The following service and distribution fees were incurred during the periods indicated:




	DISTRIBUTION PLAN FEES





Year
Ended 12/31/98

Year
Ended 12/31/97

Year
Ended 12/31/96

Class A

$   6,774,230

$  5,849,540

$  5,002,144

Class B

   14,393,673

  12,927,331

  10,505,436

Class L

        604,868


       360,602

       203,764
For the year ended December 31, 1998, Salomon Smith Barney and/or PFS Distributors incurred distribution expenses totaling $19,579,186, consisting of $838,391 for advertising, $95,542 for printing and mailing of Prospectuses, $325,814 for interest expense, $7,837,454 branch expenses, $10,481,985 for total compensation to Salomon Smith Barney Financial Consultants, and in accruals for interest on the excess of Salomon Smith Barney expenses incurred in distribution of the Fund's shares over the sum of the distribution fees and deferred sales charges received by Salomon Smith Barney and/or PFS Distributors from the
Fund.

Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the fund's Board of Directors, including a majority of the independent directors. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plan also must be approved by the directors and independent directors in the manner described above. The Plan may be terminated with respect to a class of the fund at any time, without penalty, by vote of a majority of the independent directors or by vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of the class.
Pursuant to the Plan, Salomon Smith Barney and PFS
Distributors will provide the fund's Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the fund are made by the manager, subject to the overall review of the fund's board of directors. Although investment decisions for the fund are made independently from those of the other accounts managed by the manager, investments of the type the fund may make also may be made by those other accounts. When the fund and one or more other accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained or disposed of by the fund.

Allocation of transactions on behalf of the fund, including their frequency, to various dealers is determined by the manager in its best judgment and in a manner deemed fair and reasonable to the fund's shareholders. The primary considerations of the manager in allocating transactions are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the manager may receive orders for portfolio transactions by the fund. Information so received is in addition to, and not in lieu of, services required to be performed by the manager, and the fees of the manager are not reduced as a consequence of their receipt of the supplemental information. The information may be useful to the manager in serving both the fund and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to the manager in carrying out its obligations to the fund.

The fund will not purchase securities during the existence of any underwriting or selling group relating to the securities, of which the manager is a member, except to the extent permitted by the SEC. Under certain circumstances, the fund may be at a disadvantage because of this limitation in comparison with other funds that have similar investment objectives but that are not subject to a similar limitation.

The fund has paid the following in brokerage commissions for portfolio transactions:

					Fiscal Year
	Fiscal
Year 		Fiscal Year
					Ended	12/31/98	Ended
	12/31/97	Ended 12/31/96


Total Brokerage Commissions	$4,793,789		$4,113,439

	$4,357,932

Total Brokerage Commissions	$   334,520		$
557,460
		$   685,248
paid to Salomon Smith Barney

% of Total Brokerage Commissions  	           6.98%

       13.55%		        15.70%
paid to Salomon Smith Barney

% of Total Transactions involving                6.47%

	        14.18%		        15.69%
Commissions paid to Salomon
Smith Barney


Portfolio securities transactions on behalf of the fund are placed by the manager with a number of brokers and dealers, including Salomon Smith Barney. Salomon Smith Barney has advised the fund that in transactions with the fund, Salomon Smith Barney charges a commission rate at least as favorable as the rate Salomon Smith Barney charges its comparable unaffiliated customers in similar transactions.

PORTFOLIO TURNOVER

The fund generally does not engage in short-term trading but intends to purchase securities for long-term capital appreciation. The fund's annual portfolio turnover rate is not expected to exceed 100%. A portfolio turnover rate of 100% would occur if all of the securities in the fund's portfolio were replaced once during a period of one year.
The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of portfolio securities.
Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.
For the fiscal years ended December 31, 1998 and 1997, the fund's portfolio turnover rate was 63% and 57%, respectively.

Future portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of the fund's shares. Portfolio turnover rates will largely depend on the level of purchases and redemptions of fund shares. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions. In addition, to the extent the fund realizes net short-term capital gains as the result of more portfolio transactions, distributions of such gains would be taxable to shareholders as ordinary income.

PURCHASE OF SHARES

Sales Charge Alternatives

The following classes of shares are available for purchase.
 See the Prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:



Amount of
Investment

Sales Charge as a
%
of Transaction

Sales Charge as a
%
of Amount
Invested
Dealers'
Reallowance as %
of Offering Price
Less than $25,000
5.00
5.26
4.50
$ 25,000 - 49,999
4.00
4.17
3.60
50,000 - 99,999
3.50
3.63
3.15
100,000 - 249,999
3.00
3.09
2.70
250,000 - 499,999
2.00
2.04
1.80
500,000 and over
*
*
*
*	Purchases of Class A shares of $500,000 or more will
be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The deferred sales charge on Class A shares is payable to Salomon Smith Barney, which compensates
Salomon Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class B and Class L shares is waived.
See "Deferred Sales Charge Alternatives" and
"Waivers of deferred sales charge."

Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

Class B Shares. Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales
Charge Provisions" below.

Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge
Provisions" below.  Until June 22, 2001 purchases of Class
L
shares by investors who were holders of Class C shares of the fund on June 12, 1998 will not be subject to the 1% initial sales charge.

Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except purchases of Class Y shares by Smith Barney Concert
Allocation Series Inc., for which there is no minimum purchase amount).

Class Z Shares. Class Z Shares are sold without an initial sales charge or deferred sales charge and are currently offered exclusively for sale to tax-exempt employee benefit and retirement plans of Salomon Smith Barney or any of its affiliates ("Qualified Plans") and to certain unit investment trusts ("UIT) sponsored by Salomon Smith Barney or any of its affiliates.

General

Investors may purchase shares from a Salomon Smith Barney
Financial Consultant or a broker that clears through Salomon
Smith Barney ("Dealer Representative"). In addition, certain investors, including qualified retirement plans purchasing through certain Dealer Representatives, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares.
 Salomon Smith Barney and Dealer Representatives may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at First Data are not subject to a maintenance fee.

Purchases of the Fund's Class Z shares must be made in accordance with the terms of a Qualified Plan or a Salomon
Smith Barney UIT. There are no minimum investment requirements for Class Z shares; however the Fund reserves the right to vary this policy at any time. Shareholders acquiring Class Z shares through a Qualified Plan or a Salomon Smith Barney UIT should consult the terms of their respective plans for redemption provisions.

Investors in Class A, Class B and Class L shares may open an account in the fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-
Employed Retirement Plan, in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(c) of the Code, the minimum initial investment required for Class
A, Class B and Class L shares and the subsequent investment requirement for all Classes in the fund is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all
Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith
Barney, unitholders who invest distributions from a UIT sponsored by Salomon Smith Barney, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by First
Data. Share certificates are issued only upon a shareholder's written request to First Data.

Purchase orders received by the fund or a Salomon Smith
Barney Financial Consultant prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the ''trade date''). Orders received by a Dealer Representative prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through Salomon Smith Barney or a Dealer Representative purchasing through Salomon Smith
Barney, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Salomon Smith Barney or First
Data is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Salomon
Smith
Barney or First Data. The Systematic Investment Plan also authorizes Salomon Smith Barney to apply cash held in the shareholder's Salomon Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Salomon Smith
Barney Financial Consultant or a Dealer Representative.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney
Mutual
Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National
Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;
(c) purchases of Class A shares by any client of a newly employed Salomon Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial
Consultant's employment with Salomon Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which
(i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial
Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney
Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup;
(f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney
401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by Salomon Smith Barney;
(i) purchases by investors participating in a Salomon Smith
Barney fee-based arrangement; and (j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with Copeland Retirement Programs. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

Right of Accumulation. Class A shares of the fund may be purchased by ''any person'' (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of other
Smith Barney Mutual Funds that are offered with a sales charge as currently listed under ''Exchange Privilege'' then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent - Class A Shares. A Letter of Intent for an amount of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the ''Amount of Investment'' as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney Mutual
Funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed.
The
term of the Letter will commence upon the date the Letter is signed, or at the options of the investor, up to 90 days before such date. Please contact a Salomon Smith Barney
Financial Consultant or First Data to obtain a Letter of Intent application.

Letter of Intent - Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Concert Allocation Series
Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a
Deferred Sales Charge of 1.00%. Please contact a Salomon
Smith Barney Financial Consultant or First Data for further information.

Deferred Sales Charge Provisions

''Deferred Sales Charge Shares'' are: (a) Class B shares;
(b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a Deferred Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to
Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

Class L shares and Class A shares that are Deferred Sales
Charge Shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of Class B shares held under the Smith Barney 401(k)
Program, as described below. See ''Smith Barney 401(k) and
ExecChoiceTM Programs.''


Year Since Purchase Payment Was
Made

Deferred Sales Charge

First

5.00%

Second

4.00

Third

3.00

Fourth

2.00

Fifth

1.00

Sixth through eight

0.00

Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend
Shares) owned by the shareholder.

The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For
Federal income tax purposes, the amount of the Deferred
Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to Salomon
Smith Barney.

To provide an example, assume an investor purchased 100
Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The Deferred Sales
Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total
Deferred Sales Charge of $9.60.

Waivers of Deferred Sales Charge

The Deferred Sales Charge will be waived on: (a) exchanges
(see ''Exchange Privilege''); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see ''Automatic Cash Withdrawal Plan'')
(but, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans established prior to November 7, 1994); (c) redemptions of shares within
12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 591/2; (e) involuntary redemptions;
and (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.

Deferred Sales Charge waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by
First Data in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Smith Barney 401(k) and ExecChoiceTM Programs

Investors may be eligible to participate in the Smith
Barney
401(k) Program or the Smith Barney ExecChoiceTM Program. To the extent applicable, the same terms and conditions, which are outlined below, are offered to all plans participating
(''Participating Plans'') in these programs.
The fund offers to Participating Plans Class A and Class L shares as investment alternatives under the Smith Barney
401(k) and ExecChoiceTM Programs. Class A and Class L shares acquired through the Participating Plans are subject to the same service and/or distribution fees as the Class A and Class L shares acquired by other investors; however, they are not subject to any initial sales charge or Deferred
Sales Charge. Once a Participating Plan has made an initial investment in the fund, all of its subsequent investments in the fund must be in the same Class of shares, except as otherwise described below.

Class A Shares. Class A shares of the fund are offered without any sales charge or Deferred Sales Charge to any Participating Plan that purchases $1,000,000 or more of Class A shares of one or more funds of the Smith Barney
Mutual Funds.

Class L Shares. Class L shares of the fund are offered without any sales charge or Deferred Sales Charge to any Participating Plan that purchases less than $1,000,000 of Class L shares of one or more funds of the Smith Barney
Mutual Funds.

401(k) and ExecChoiceTM Plans Opened On or After June 21,
1996. If, at the end of the fifth year after the date the Participating Plan enrolled in the Smith Barney 401(k)
Program or the Smith Barney ExecChoiceTM Program, a
Participating Plan's total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $1,000,000, the Participating Plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. For Participating Plans that were originally established through a Salomon Smith Barney retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened. Such
Participating Plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the
90th day after the fifth anniversary date. If the Participating Plan does not qualify for the five-year exchange to Class A shares, a review of the Participating
Plan's holdings will be performed each quarter until either the Participating Plan qualifies or the end of the eighth year.

401(k) Plans Opened Prior to June 21, 1996. In any year after the date a Participating Plan enrolled in the Smith
Barney 401(k) Program, if a Participating Plan's total
Class
L holdings in all non-money market Smith Barney Mutual
Funds
equal at least $500,000 as of the calendar year-end, the Participating Plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

Any Participating Plan in the Smith Barney 401(k) or the
Smith Barney ExecChoiceTM Programs, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class
A shares of the fund, regardless of asset size, at the end of the eighth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program. Such Plans will be notified of the pending exchange in writing approximately
60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date.
Once an exchange has occurred, a Participating Plan will not be eligible to acquire additional Class L shares of the fund, but instead may acquire Class A shares of the fund.
Any Class L shares not converted will continue to be subject to the distribution fee.

Participating Plans wishing to acquire shares of the fund through the Smith Barney 401(k) Program or the Smith Barney
ExecChoiceTM Program must purchase such shares directly from the transfer agent. For further information regarding these Programs, investors should contact a Salomon Smith Barney
Financial Consultant.

Determination of Public Offering Price

The fund offers its shares to the public on a continuous basis. The public offering price for a Class A and Class Y share of the fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class L share
(and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A
Deferred
Sales Charge, however, is imposed on certain redemptions of Class L shares, and Class A shares when purchased in amounts exceeding $500,000. The method of computation of the public offering price is shown in each fund's financial statements, incorporated by reference in their entirety into this SAI.

REDEMPTION OF SHARES

The right of redemption of shares of the fund may be suspended or the date of payment postponed (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund's investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the fund's shareholders.

If the shares to be redeemed were issued in certificate
form, the certificates must be endorsed for transfer (or be
accompanied by an endorsed stock power) and must be
submitted to First Data together with the redemption
request.  Any signature appearing on a share certificate,
stock power or written redemption request in excess of
$10,000 must be guaranteed by an eligible guarantor
institution such as a domestic bank, savings and loan
institution, domestic credit union, member bank of the
Federal Reserve System or member firm of a national
securities exchange.  Written redemption requests of
$10,000
or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, directors or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Transfer Agent receives further instructions from Salomon
Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith
Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

Qualified Plans may redeem Class Z shares on any day the Fund calculates its net asset value.

Distribution in Kind

If the board of directors of the trust determines that it
would be detrimental to the best interests of the remaining
shareholders to make a redemption payment wholly in cash,
the fund may pay, in accordance with SEC rules, any portion
of a redemption in excess of the lesser of $250,000 or
1.00%
of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Shareholders may incur brokerage commissions when they subsequently sell those securities.



Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders of the fund who own shares of the fund with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly.
Withdrawals of at least $50 may be made under the Withdrawal
Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the
Withdrawal Plan commences.  (With respect to Withdrawal
Plans in effect prior to November 7, 1994, any applicable
Deferred Sales Charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences). To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a fund, continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it.
Withdrawal payments should not be considered as income from investment in a fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.

Shareholders of a fund who wish to participate in the Withdrawal Plan and who hold their shares of the fund in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members.
All dividends and distributions on shares in the Withdrawal
Plan are reinvested automatically at net asset value in additional shares of the fund involved. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact a Salomon Smith Barney Financial Consultant.

Waivers of Deferred Sales Charge

The Deferred Sales Charge will be waived on: (a) exchanges
(see "Exchange Privilege" in the prospectus); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash
Withdrawal Plan in the prospectus") (but, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans established prior to November 7,
1994);
(c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 591/2 ;
(e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other
Smith Barney Mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales
Charge imposed on the prior redemption.  Deferred Sales
Charge waivers will be granted subject to confirmation (by
Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Additional Information Regarding Telephone Redemption And
Exchange Program

Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

PFS ACCOUNTS

Initial purchase of shares of the fund must be made through a PFS Investments Registered Representative by completing the appropriate application found in this prospectus. The completed application should be forwarded to the sub-transfer agent, 3100 Breckinridge Blvd., Bldg. 200, Duluth,
Georgia 30099-0062. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to the sub-transfer agent. In processing applications and investments, the transfer agent acts as agent for the investor and for PFS Investments and also as agent for the distributor, in accordance with the terms of the prospectus. If the transfer agent ceases to act as such, a successor company named by the fund will act in the same capacity so long as the account remains open.

Shares purchased will be held in the shareholder's account by the sub-transfer agent. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent. A shareholder that has insufficient funds to complete any purchase will be charged a fee of $25 per returned purchase by PFS.

A shareholder, enrolled in the Systematic Investment Plan, who has insufficient funds to complete a transfer will be charged a fee of up to $27.50.

Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account in each Class (except for Systematic Investment
Plan
accounts), or $250 for an IRA or a Self-Employed Retirement
Plan in a Fund. Subsequent investments of at least $50 may be made for each Class. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class
A
and Class B shares and the subsequent investment requirement for each Class in the Fund is $25. For the fund's
Systematic
Investment Plan, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class is $25. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith
Barney, Directors or Trustees of any of the Smith Barney
Mutual Funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the transfer agent or sub-transfer agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day.

Upon completion of certain automated systems, initial purchases of fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFS Investments Registered
Representative must contact the sub-transfer agent at (800)
665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact the sub-transfer agent at (800) 544-5445 to obtain proper wire instructions.

Upon completion of certain automated systems, shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact the sub-transfer agent at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his account, he should decline the telephone transaction option on the account application. The minimum telephone subsequent investment is $250 and can be up to a maximum of $10,000. By requesting a subsequent purchase by telephone, you authorize the sub-transfer agent to transfer funds from the bank account provided for the amount of the purchase.
A
shareholder that has insufficient funds to complete the transfer will be charged a fee of up to $25 by PFS or the sub-transfer agent. A shareholder who places a stop payment on a transfer or the transfer is returned because the account has been closed, will also be charged a fee of up to
$25 by PFS or the sub-transfer agent. Subsequent investments by telephone may not be available if the shareholder cannot reach the sub-transfer agent whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular subsequent investment procedure described above.

Redemption proceeds can be sent by check to the address of record or by wire transfer to a bank account designated on the application. A shareholder will be charged a $25 service fee for wire transfers and a nominal service fee for transfers made directly to the shareholder's bank by the Automated Clearing House.

Additional information regarding the sub-transfer agent's services may be obtained by contacting the Client Services
Department at (800) 544-5445.

VALUATION OF SHARES

Each class' net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New
Year's Day, Martin Luther King, Jr. Day, Presidents' Day,
Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ. The following is a description of the procedures used by the fund in valuing its assets.

Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices.
Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the fund's board of directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the fund's board of directors. Amortized cost involves valuing an instrument at its original cost to the fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the fund will be valued at fair value as determined in good faith by the fund's board of directors.

The fund's net asset value per share is determined as of the close of regular trading on the NYSE, on each day that the NYSE is open, by dividing the value of the fund's net assets attributable to each class by the total number of shares of the class outstanding.

Generally, the fund's investments are valued at market value or, in the absence of a market value with respect to any securities, at fair value as determined by or under the direction of the fund's board of directors. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the fund's board of directors determines that amortized cost is the fair value of those instruments.

EXCHANGE PRIVILEGE

Shareholders of any of the Smith Barney Mutual funds may exchange all or part of their shares for shares of the same
Class of other Smith Barney Mutual funds, on the basis of relative net asset value per share at the time of exchange as follows:

A. Class A and Class Y shares of the fund may be exchanged without a sales charge for the respective shares of any of the Smith Barney Mutual funds.

B. Class B shares of any fund may be exchanged without a sales charge. Class B shares of the Fund exchanged for Class B shares of another Smith Barney Mutual Fund will be subject to the higher applicable Deferred
Sales Charge of the two funds and, for purposes of calculating Deferred Sales Charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

C. Class L shares of any fund may be exchanged without a sales charge. For purposes of Deferred Sales Charge applicability, Class L shares of the fund exchanged for Class C shares of another Smith Barney Mutual fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.

D. Holders of Class Z shares should consult their Qualified Plans for information about available exchange options.

The exchange privilege enables shareholders in any Smith
Barney Mutual fund to acquire shares of the same Class in a fund with different investment objectives when they believe a shift between funds is an appropriate investment decision.
 This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Salomon Smith Barney Financial
Consultant.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable Deferred Sales Charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. Salomon Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Additional Information Regarding the Exchange Privilege.
Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the fund's performance and its shareholders. The manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the fund's other shareholders. In this event, the fund may, at its discretion, decide to limit additional purchases and/or exchanges by a shareholder. Upon such a determination, the fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the fund or (b) remain invested in the fund or exchange into any of the funds of the Smith Barney Mutual funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time.
All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

PERFORMANCE DATA

From time to time the fund may advertise its total return and average annual total return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L, Class Y and
Class Z shares of the fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in the prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The fund may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

From time to time, the trust may quote a fund's yield or total return in advertisements or in reports and other communications to shareholders. The trust may include comparative performance information in advertising or marketing the fund's shares. Such performance information may include the following industry and financial publications- Barron's, Business Week, CDA Investment
Technologies, Inc., Changing Times, Forbes, Fortune,
Institutional Investor, Investors Daily, Money, Morningstar
Mutual Fund Values, The New York Times, USA Today and The
Wall Street Journal. To the extent any advertisement or sales literature of the fund describes the expenses or performance of any Class it will also disclose such information for the other Classes.

Average Annual Total Return

A fund's "average annual total return," as described below, is computed according to a formula prescribed by the SEC.
The formula can be expressed as follows:

P(1 + T)n = ERV

Where:		P	= 	a hypothetical
initial payment of $1,000.

			T	= 	average annual total
return.

			n	= 	number of years.

			ERV	=	Ending Redeemable Value
of a hypothetical $1,000
investment made at the
beginning of a 1-, 5- or
10-year period at the
end of a 1-, 5- or 10-
year period (or
fractional portion
thereof), assuming
reinvestment of all
dividends and
distributions.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A fund's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.

Class A's average annual total return was as follows for the periods indicated:

14.45% for the one-year period ended December 31, 1998
17.19% per annum during the five-year period ended December
31, 1998
15.34% per annum during the ten-year period ended December
31, 1998

The average annual total return figures assume that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, Class A's average annual total return for those same periods would have been 20.45%, 18.40%, 15.93% and 12.83% respectively.

Class B's average annual total return was as follows for the periods indicated:

14.52% for the one-year period ended December 31, 1998
17.38% per annum during the five-year period ended December
31, 1998
15.92% for the period from inception (November 6, 1992)
through December 31, 1998

The average annual total return figures assume that the maximum applicable deferred sales charge has been deducted from the investment at the time of redemption. If the maximum deferred sales charge had not been deducted, Class
B's average annual total return for those same periods would have been 19.52%, 17.48% and 15.92%, respectively.
Class L's average annual total return was as follows for the periods indicated:

17.32% for the one-year period ended December 31, 1998
17.29% per annum during the five-year period ended December
31, 1998
15.23% for the period from inception (February 4, 1993)
through December 31, 1998

The average annual total return figures assume that the maximum applicable deferred sales charge has been deducted from the investment at the time of redemption. If the maximum initial and deferred sales charge had not been deducted, Class L's average annual total return for those same periods would have been 19.52%, 17.52% and 15.42%, respectively.

Class Y's average annual total return was as follows for the period indicated:

20.93% for the one-year period ended December 31,1998
22.35% for the period from inception (January 30, 1996)
through December 31,1998

Class Y shares do not incur initial sales charges nor deferred sales charges.

Class Z's average annual total return was as follows for the periods indicated:

20.91% for the one-year period ended December 31,1998
18.79% per annum during the five-year period ended December
31, 1998
17.18% for the period from inception (November 6, 1992)
through December 31, 1998

Class Z shares do not incur initial sales charges or deferred sales charges.



Aggregate Total Return

The fund's "aggregate total return," as described below, represents the cumulative change in the value of an investment in the fund for the specified period and is computed by the following formula:

ERV - P
P

Where: 	P 	=		a hypothetical initial
payment
of $10,000.

			ERV	=		Ending Redeemable Value
of a
hypothetical $10,000
investment made at the
beginning of the 1-, 5- or 10-
year period at the end of the
1-, 5- or 10-year period (or
fractional portion thereof),
assuming reinvestment of all
dividends and distributions.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

Class A's aggregate total return was as follows for the periods indicated:

  14.45% for the one-year period ended December 31, 1998
121.02% for the five-year period ended December 31, 1998
316.68% for the ten-year period ended December 31, 1998

These aggregate total return figures assume the maximum
5.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, Class A's aggregate total return for those same periods would have been 20.45%, 132.66% and 338.58%, respectively.

Class B's aggregate total return was as follows for the periods indicated:

  14.52% for the one-year period ended December 31, 1998
122.79% for the five-year period ended December 31, 1998
148.19% for the period from inception (November 6, 1992) through December 31, 1998.

These aggregate total return figures assume that the maximum applicable deferred sales charge has been deducted from the investment at the time of redemption. If the maximum applicable deferred sales charge had not been deducted, Class B's aggregate total return for those same periods would have been 19.52%, 123.79% and 148.19%, respectively.

Class L's aggregate total return was as follows for the periods indicated:

  17.32% for the one-year period ended December 31, 1998
121.95% for the five-year period ended December 31, 1998
131.02% for the period from inception (February 4, 1993)
through December 31, 1998

These aggregate total return figures assume that the maximum applicable deferred sales charge has been deducted from the investment at the time of redemption If the maximum applicable deferrec sales charge had not been deducted, Class L's aggregate total return for those same periods would have been 19.52%, 124.17% and 133.33%, respectively.

Class Y's aggregate total return was as follows for the period indicated:

20.93% for the one-year period ended December 31, 1998
80.26% for the period from inception (January 30, 1996)
through December 31,1998


Class Y shares do not incur sales charges or deferred sales charges.
Class Z's aggregate total return was as follows for the periods indicated:

  20.91% for the one-year period ended December 31, 1998
136.49% for the five-year period ended December 31, 1998
165.20 % for the period from inception (November 6, 1992)
through December 31, 1997

Class Z shares do not incur sales charges or deferred sales charges.

Performance will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered representative of the Class's performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The fund's policy is to distribute its net investment
income
and net realized capital gains, if any, annually.  The fund
may also pay additional dividends shortly before December
31
from certain amounts of undistributed ordinary and capital gains realized, in order to avoid a Federal excise tax liability.

If a shareholder does not otherwise instruct, dividends and
capital gains distributions will be reinvested
automatically
in additional shares of the same Class at net asset value,
subject to no sales charge or deferred sales charge.   A
shareholder may change the option at any time by notifying his Salomon Smith Barney Financial Consultant or Dealer
Representative. Shareholders whose account are held directly at First Data should notify First Data in writing, requesting a change to this reinvest option

The per share dividends on Class B and Class L shares of the fund may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class L shares. The per share dividends on Class A shares of the fund may be lower than the per share dividends on Class
Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class
B, Class L and Class Y shares.

Taxes

The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of a fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

The Fund and Its Investments

The fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income
(including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and
(b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, United
States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United
States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses. The fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities.

As a regulated investment company, the fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and its net realized long- and short-term capital gains, if any, it distributes to its shareholders, provided an amount equal to at least
90% of the sum of its investment company taxable income
(i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and its net tax-exempt income for the taxable year is distributed in compliance with the Code's timing and other requirements but will be subject to tax at regular corporate rates on any taxable income or gains it does not distribute. Furthermore, the fund will be subject to a United States corporate income tax with respect to such distributed amounts in any year it fails to qualify as a regulated investment company or fails to meet this distribution requirement.

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains
(both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the fund failed to qualify as a regulated investment company for a period greater than one taxable year, the fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

The fund's investment in Section 1256 contracts, such as regulated futures contracts, most forward currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year.
Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries.
Tax conventions between certain countries and the United
States may reduce or eliminate such taxes in some cases.
The fund will not be eligible to elect to treat any foreign taxes paid by it as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from the fund's investments.

Passive Foreign Investment Companies. If the fund purchases shares in certain foreign investment entities, called
"passive foreign investment companies" (a "PFIC"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. If the fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the passive foreign investment companies in which it invests, which may be difficult or not possible to obtain.

Recently, legislation was enacted that provides a mark-to-market election for regulated investment companies effective for taxable years beginning after December 31, 1997. This election would result in the fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In this case, the fund would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the IRS. By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC company stock. The fund may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. The fund will make the appropriate tax elections, if possible, and take any additional steps necessary to mitigate the effect of these rules.

Taxation of United States Shareholders

Dividends and Distributions. Any dividend declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year. The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers).
The
fund currently expects to distribute any excess annually to its shareholders. However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their United
States
federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United
States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. Dividends and distributions paid by the fund attributable to dividends on stock of U.S.
corporations received by the fund, with respect to which the fund meets certain holding period requirements, will be eligible for the deduction for dividends received by corporations. Distributions in excess of the fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets).

Shareholders receiving dividends or distributions in the form of additional shares should be treated for United
States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund's gross income not as of the date received but as of the later of
(a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock.
Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending
30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares.
Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Backup Withholding. The fund may be required to withhold, for United States federal income tax purposes, 31% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

Notices. Shareholders will be notified annually by the fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "Dividends and Distributions") made by the fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Class Z

Qualified plan participants should consult their plan document or tax advisors about the tax consequences of participating in a Qualified Plan. In addition to the considerations described below, there may be other federal, state, local, and/or foreign tax applications to consider.
Provided a Qualified Plan has not borrowed to finance its investment in the Fund, it will not be taxable on the receipt of dividends and distributions from the Fund.
Qualified plan participants should consult their plan document or tax advisors about the tax consequences of participating in a Qualified Plan.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

The foregoing is only a summary of certain material tax consequences affecting the fund and its shareholders.
Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

ADDITIONAL INFORMATION

Fund History.  The fund was incorporated on September 2,
1969 under the name The Shearson Appreciation Fund, Inc.
On
November 5, 1995 and October 14, 1994, the fund changed its name to Shearson Lehman Brothers Appreciation Fund Inc. and
Smith Barney Appreciation Fund Inc., respectively.
Minimum Account Size. The fund reserves the right to liquidate involuntarily any shareholder's account in the fund if the aggregate net asset value of the shares held in the fund account is less than $500. (If a shareholder has more than one account in the fund, each account must satisfy the minimum account size.) The fund, however, will not redeem shares based solely on market reductions in net asset value. Before the fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.


Voting rights. The fund does not hold annual shareholder meetings. There normally will be no meeting of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. The directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the fund's outstanding shares and the fund will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for shareholder vote, shareholders of each class will have one vote for each full share owned and a proportionate fractional vote for any fractional share held of that class.
Generally, shares of the fund will be voted on a fund-wide basis on all matters except matters affecting only the interests of one or more of the classes.

Annual and semi-annual reports. The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the fund at the end of the period covered. In an effort to reduce the fund's printing and mailing costs, the fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report.
Shareholders who do not want this consolidation to apply to their accounts should contact their Salomon Smith Barney
Financial Consultant or the transfer agent.

FINANCIAL STATEMENTS

The fund's annual report for the fiscal year ended December
31, 1998 is incorporated herein by reference in its entirety. The annual report was filed on March 15, 1999, Accession Number 91155-99-000150.






























SMITH BARNEY
APPRECIATION
FUND INC.




















March 30, 1999

SMITH BARNEYAPPRECIATION FUND INC.
388 Greenwich Street
New York, NY 10013


						SALOMON SMITH BARNEY
						A Member of Citigroup
[Symbol]

[BACKGROUND COVER LOGO APPEARS HERE]

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day./(R)/


PROSPECTUS


Appreciation Fund

Class A and B Shares

___________________________________________________________
_____________________

April 30, 1999



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Appreciation Fund

Contents

Fund goal and main
strategies...............................................
2

Risks, performance and
expenses.............................................   4

More on the fund's
investments..............................................
7

Management.................................................
 .................   8

Choosing a class of shares to
buy...........................................   9

Comparing the fund's
classes................................................  10

Sales
charges....................................................
 ...........  11

More about deferred sales
charges...........................................  13

Buying
shares.....................................................
 ..........  13

Exchanging
shares.....................................................
 ......  16

Redeeming
shares.....................................................
 .......  18

Other things to know
about share
transactions...............................................
 .....  21

Dividends, distributions and
taxes..........................................  22

Share
price......................................................
 ...........  23

Financial
highlights.................................................
 .......  24

You should know: An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.


Smith Barney Mutual Funds

 Fund goal and main strategies

Investment objective
The fund seeks long-term appreciation of shareholders' capital.

Key investments
The fund invests primarily in equity securities of U.S.
companies. The fund
typically invests in medium and large capitalization companies but may also invest in small capitalization companies. Equity securities include exchange traded and over-the-counter common stocks and preferred stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

Selection process
The manager's investment strategy consists of individual company selection and management of cash reserves. The manager looks for investments among a strong core of growth stocks, consisting primarily of blue chip companies dominant in their industries. The fund may also invest in companies with prospects for sus-tained earnings growth and/or a cyclical earnings record.

In selecting individual companies for the fund's portfolio, the manager looks for the following:

 .Strong or rapidly improving balance sheets
 .Recognized industry leadership
 .Effective management teams that exhibit a desire to earn consistent returns for shareholders

In addition, the manager considers the following characteristics:

 .Past growth records
 .Future earnings prospects
 .Technological innovation
 .General market and economic factors
 .Current yield or potential for dividend growth

Generally, companies in the fund's portfolio fall into one of the following categories:

 .Undervalued companies: companies with assets or earning power that are either unrecognized or undervalued. The manager generally looks for a catalyst that will unlock these values. The manager also looks for companies that are expected to have unusual earnings growth or whose stocks appear likely to go up in value because of marked changes in the way they do business (for exam-
  ple, a corporate restructuring).

Appreciation Fund

 .Growth at a reasonable price: companies with superior demonstrated and expected growth characteristics whose stocks are available at a reasonable price. Typically, there is strong recurring demand for these companies' prod-
  ucts.

 The manager adjusts the amount held in cash reserves depending on the manag-
 er's outlook for the stock market. The manager will increase the fund's allocation to cash when, in the manager's opinion, market valuation levels become excessive. The manager may sometimes hold a significant portion of the fund's assets in cash while waiting for buying opportunities or to pro-
 vide a hedge against stock market declines.














Smith Barney Mutual Funds

 Risks, performance and expenses

Principal risks of investing in the fund
Investing in equity securities can bring added benefits, but it may also involve additional risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

 .The U.S. stock market declines
 .Large and medium capitalization stocks or growth stocks are temporarily out of favor
 .An adverse event depresses the value of a company's stock
 .The manager's judgment about the attractiveness, value or potential apprecia-
  tion of a particular stock or about the amount to hold in cash reserves proves to be incorrect

Who may want to invest
The fund may be an appropriate investment if you:

 .Are seeking to participate in the long term capital appreciation potential of the stock market
 .Are willing to accept the risks of investing in the stock market
 .Are planning for a long term goal and can tolerate periods of market volatil-
  ity

Appreciation Fund

Total return
The bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not neces-sarily indicate how the fund will perform in the future.


                        Total Return for Class A Shares

                           [BAR CHART APPEARS HERE]

 1989    1990    1991    1992    1993    1994    1995
1996    1997    1998
 ----    ----    ----    ----    ----    ----    ----    --
--    ----    ----
29.55%  -0.27%  26.94%   6.29%   8.13%  -0.77%  29.26%
19.25%  26.29%  20.45%

                       Calendar years ended December 31

The bar chart shows the performance of the fund's Class A shares for each of the past 10 calendar years. Class B shares would have different performance because of different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.


Quarterly returns:

Highest: 17.89% in 4th quarter 1998; Lowest: -10.90% in 3rd quarter 1990

Comparative performance

The table indicates the risks of investing in the fund by comparing the average annual total return of each class for the periods shown with that of the Stan-dard & Poor's 500 Index (S&P 500 Index), a broad-based unmanaged index of widely held stocks traded on the New York Stock Exchange.
This table assumes
imposition of the maximum sales charge applicable to the class, redemption of shares at the end of the period, and reinvestment of distributions and divi-dends.

                       Average Annual Total Returns

                  Calendar Years Ended December 31, 1998

Class    1 year  5 years 10 years Since Inception Inception
Date
 A       14.45%   17.19%  15.34%       12.63%
03/10/70
 B       14.52%   17.38%    n/a        15.92%
11/06/92
 S&P 500 28.60%   24.05%  19.19%       13.68%*         n/a

*Index comparison begins on 03/30/70.


Smith Barney Mutual Funds

Fees and expenses
This table sets forth the fees and expenses you will pay if you invest in fund shares.

                                Shareholder fees

(fees paid directly from your investment)            Class
A Class B
Maximum sales charge (load) imposed on purchases
(as a % of offering price)                            5.00%
None
Maximum deferred sales charge (load) (as a % of the
lower of net asset value at purchase or redemption)   None*
5.00%

                         Annual fund operating expenses
(expenses deducted from fund assets)                 Class
A Class B
Management fees                                       0.57%
0.57%
Distribution and service (12b-1) fees                 0.25%
1.00%
Other expenses                                        0.13%
0.16%
                                                      -----
-----
Total annual fund operating expenses                  0.95%
1.73%

*You may buy Class A shares in amounts of $500,000 or more at net asset value
(without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:
 .You invest $10,000 in the fund for the period shown
 .Your investment has a 5% return each year
 .You reinvest all distributions and dividends without a sales charge
 .The fund's operating expenses remain the same

                      Number of years you own your shares

                                       1 year 3 years 5
years 10 years
Class A (with or without redemption)    $592   $788   $
999   $1,608
Class B (redemption at end of period)   $676   $845
$1,039   $1,834
Class B (no redemption)                 $176   $545   $
939   $1,834

Appreciation Fund

 More on the fund's investments

Derivatives and hedging techniques The fund may, but need not, use derivative contracts, such as futures and options on securities and securities indices and options on these futures for any of the following purposes:

 .To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices
 .As a substitute for buying or selling securities

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Foreign securities The fund may invest up to 10% of its assets (at the time of investment) in foreign securities. The fund may invest directly in foreign issuers or invest in depositary receipts. The value of the fund's foreign secu-rities may go down because of unfavorable government actions, political insta-bility or the more limited availability of accurate information about foreign issuers.

Defensive investing The fund may depart from its principal investment strate-gies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.


Smith Barney Mutual Funds

 Management

Manager The fund's investment adviser and administrator is SSBC Fund Management
Inc., an affiliate of Salomon Smith Barney Inc. The manager's address is 388
Greenwich Street, New York, New York 10013. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Harry D. Cohen, investment officer of the manager and managing director of Sal-omon Smith Barney, has been responsible for the day-to-day management of the fund's portfolio since 1979.

Management fees For its services, the manager received an advisory fee and an administration fee during the fund's last fiscal year equal to 0.42% and 0.15%, respectively, of the fund's average daily net assets.

Distributor The fund has entered into an agreement with CFBDS, Inc. to distrib-ute the fund's shares. Through a selling agreement, PFS
Investments Inc. sells
fund shares to the public.

Distribution plans The fund has adopted Rule 12b-1 distribution plans for its
Class A and B shares. Under each plan, the fund pays distribution and service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

Year 2000 issue Information technology experts are concerned about computer systems' ability to process date-related information on and after January 1,
2000. This situation, commonly known as the "Year 2000" issue, could have an adverse impact on the fund. The cost of addressing the Year
2000 issue, if sub-
stantial, could adversely affect companies and governments that issue securi-ties held by the funds. The manager and Salomon Smith
Barney are addressing the
Year 2000 issue for their systems. The fund has been informed by its other service providers that they are taking similar measures.
Although the fund does
not expect the Year 2000 issue to adversely affect it, the fund cannot guaran-tee that the efforts of the fund, which are limited to requesting and receiving reports from its service providers or the efforts of its service providers to correct the problem will be successful.

Appreciation Fund

 Choosing a class of shares to buy

You can choose between two classes of shares: Classes A and
B. Each class has
different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of investment.

 .If you plan to invest regularly or in large amounts,
buying Class A shares may
  help you reduce sales charges and ongoing expenses.
 .For Class B shares, all of your purchase amount will be
immediately invested.
  This may help offset the higher expenses of Class B
shares, but only if the
  fund performs well.
 .

You may buy shares from:

 .Initial purchases of shares of the fund must be made through a PFS Investments
  Registered Representative.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.


Initial    Additional

Classes A, B All Classes
General
$1,000        $50
IRAs, Self Employed Retirement Plans, Uniform Gift to
Minor Accounts
$250         $50
Qualified Retirement Plans*
$25          $25
Systematic Investment Plans
$25          $25

* Qualified Retirement Plans are retirement plans qualified under Section
403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans


Smith Barney Mutual Funds

 Comparing the fund's classes

Your PFS Investments Registered Representative can help you decide which class meets your goals. They may receive different compensation depending upon which class you choose.

                                             Class A
Class B
Key features                           .Initial sales
 .No initial sales
                                       charge
charge .Deferred
                                       .You may qualify
sales charge
                                       for reduction or
declines over time
                                       waiver of initial
 .Converts to Class
                                       sales charge
A after 8 years
                                       .Lower annual
 .Higher annual
                                       expenses than Class
expenses than Class
                                       B
A
-----------------------------------------------------------
---------------------
Initial sales charge                  Up to 5.00% reduced
None
                                      for large purchases
                                      and waived for cer-
                                      tain investors. No
                                      charge for purchases
                                      of $500,000 or more
-----------------------------------------------------------
---------------------
Deferred sales charge                 1% on purchases of
Up to 5% charged
                                      $500,000 or more if
when you redeem
                                      you redeem within 1
shares. The charge
                                      year of purchase
is reduced over time

and there is no

deferred sales

charge after 6 years
-----------------------------------------------------------
---------------------
Annual distribution and service fees  0.25% of average
1% of average daily
                                      daily net assets
net assets
-----------------------------------------------------------
---------------------
Exchange Privilege*                   Class A shares of
Class B shares of
                                      certain Smith Barney
certain Smith Barney
                                      funds
funds
-----------------------------------------------------------
---------------------

* Ask your PFS Investments Registered Representative for the Smith Barney funds available for exchange.

Appreciation Fund

 Sales charges

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

                                 Sales Charge as a % of
                                 Offering  Net amount
Amount of purchase               price (%) invested (%)
Less than $25,000                  5.00        5.26
$25,000 but less than $50,000      4.00        4.17
$50,000 but less than $100,000     3.50        3.63
$100,000 but less than $250,000    3.00        3.09
$250,000 but less than $500,000    2.00        2.04
$500,000 or more                   0.00        0.00

Investments of $500,000 or more You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith
Barney funds to take
advantage of the breakpoints in the sales charge schedule.

 . Accumulation privilege - lets you combine the current value of Class A shares owned

 .by you, or

 .by members of your immediate family,

 and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Cer-
 tain trustees and fiduciaries may be entitled to combine accounts in deter-
 mining their sales charge.

 . Letter of intent - lets you purchase Class A shares of the fund and certain other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You


Smith Barney Mutual Funds
  may include purchases on which you paid a sales charge within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

 .Employees of members of the NASD
 .403(b) or 401(k) retirement plans, if certain conditions are met
 .Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if your PFS Investments Registered Representative is notified
 .Participants in the Primerca Corporation Savings and
Retirement Plan
 .Investors who purchase through a PFS Investments
Registered Representatives
  with proceeds from a prior mutual fund redemption if certain conditions are met

If you want to learn about additional waivers of Class A initial sales charges, contact your PFS Investments Registered Representative or consult the Statement of Additional Information ("SAI").

Class B shares
You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of pur-chase, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase increases.

Year after purchase    1st 2nd 3rd 4th 5th 6th through 8th
Deferred sales charge   5%  4%  3%  2%  1%        0%

Class B conversion After 8 years, Class B shares automatically convert into
Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued:                          Shares issued:
Shares issued:
At initial purchase                     On reinvestment of
Upon exchange from
                                        dividends and
another Smith Barney
                                        distributions
fund
Eight years after the date of purchase  In same proportion
On the date the
                                        as the number of
shares originally
                                        Class B shares
acquired would
                                        converting is to
have converted
                                        total Class B
into Class A
                                        shares you own
shares

Appreciation Fund

 More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of pur-chase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

 .Shares exchanged for shares of another Smith Barney fund
 .Shares representing reinvested distributions and dividends
 .Shares no longer subject to the deferred sales charge

If you redeemed shares of a Smith Barney fund in the past
60 days and paid a
deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your PFS Investments Registered Representative.

PFS Distributors Inc., an affiliate of PFS Investments
Inc., receives deferred
sales charges as partial compensation for its expenses in connection with the sale of shares, including the payment of compensation to your PFS Investments
Registered Representative.

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

 .On payments made through certain systematic withdrawal plans
 .On certain distributions from a retirement plan
 .For involuntary redemptions of small account balances
 .For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your PFS Investments Registered Representative or consult the SAI.



Smith Barney Mutual Funds

 Buying shares

                 .Initial purchases of shares of each fund
must be made
 Buying shares     through a PFS Investments Registered
Representative by com-
  by mail          pleting the appropriate application. The
completed applica-
                   tion should be forwarded to PFS
Shareholder Services.

                 .Subsequent investments may be sent by
mail directly to PFS
                   Shareholder Services, or, if you elect
telephone transac-
                   tions on your account application you
may call PFS Share-
                   holder Services and request a purchase
through a transfer
                   from your bank account. Telephone
purchases can be made
                   between 8:00 a.m. and 8:00 p.m. eastern
time on any day the
                   New York Stock Exchange is open.
Purchase orders received
                   after the close of regular trading on
the Exchange are
                   priced at the net asset value next
determined. The minimum
                   telephone investment is $250 and the
maximum is $10,000.
                   You will be charged a fee if you have
insufficient funds to
                   complete the investment.

                 .The address and telephone number of PFS
Shareholder Services
                   is: 3100 Breckinridge Blvd., Bldg. 200,
Duluth, Georgia
                   30099-0062; (800) 544-5445.

                 .You may also reach PFS Shareholder
Services by calling (800)
                   544-7278 for Spanish speaking
representatives or (800) 824-
                   1721 for the TDD Line for the Hearing
Impaired.

                 .Checks drawn on foreign banks must be
payable in U.S. dol-
                   lars and have the routing number of the
U.S. bank encoded
                   on the check.

-----------------------------------------------------------
---------------------

 Buying shares   Initial purchases of shares for $10,000
may be made by wire
  by wire        order from your bank account. Contact PFS
Shareholder Serv-
                 ices for details. In addition, once an
account is open, you
                 may make additional wire orders through
your PFS Investments
                 Registered Representative.

-----------------------------------------------------------
---------------------
     Through a   You may authorize PFS Shareholder Services
to transfer funds
    systematic   automatically from a regular bank account
or other financial
    investment   institution to buy shares of a fund.
          plan


Appreciation Fund

                 .Amounts transferred should be at least:
$25 monthly
                 .If you do not have sufficient funds in
your account on a
                   transfer date, PFS Shareholder Services
may charge you a
                   fee

                 For more information, contact your PFS
Investments Registered
                 Representative or consult the SAI.


Smith Barney Mutual Funds

 Exchanging shares

                 You should contact your PFS Investments
Registered Represen-
  Smith Barney   tative to exchange into other eligible
Smith Barney funds. Be
      offers a   sure to read the prospectus of the Smith
Barney fund you are
   distinctive   exchanging into. An exchange is a taxable
transaction.
     family of
         funds
   tailored to
 help meet the
 varying needs
 of both large
     and small
     investors

                 .You may exchange shares only for shares
of the same class of
                   certain Smith Barney funds. Not all
Smith Barney funds
                   offer all classes.
                 .Not all Smith Barney funds may be offered
in your state of
                   residence. Contact your PFS Investments
Registered Repre-
                   sentative
                 .You must meet the minimum investment
amount for each fund
                 .If you hold share certificates, the
transfer agent must
                   receive the certificates endorsed for
transfer or with
                   signed stock powers (documents
transferring ownership of
                   certificates) before the exchange is
effective.
                 .The fund may suspend or terminate your
exchange privilege if
                   you engage in an excessive pattern of
exchanges.
     Waiver of   Your shares will not be subject to an
initial sales charge at
    additional   the time of the exchange.
 sales charges

                 Your deferred sales charge (if any) will
continue to be mea-
                 sured from the date of your original
purchase. If the fund
                 you exchange into has a higher deferred
sales charge, you
                 will be subject to that charge. If you
exchange at any time
                 into a fund with a lower charge, the sales
charge will not be
                 reduced.
-----------------------------------------------------------
---------------------

Appreciation Fund

  By telephone
                 You may exchange shares by telephone if
you elect telephone
                 transactions on your account application.
Telephone exchanges
                 are subject to the same limitations as
telephone redemptions.

                 To learn more about the exchange privilege and Smith Barney mutual funds you may be eligible to
exchange into, contact
                 your PFS Investments Registered
Representative or consult the
                 SAI.



Smith Barney Mutual Funds

 Redeeming shares

                Generally, a properly completed Redemption
Form with any
  Redemptions   required signature guarantee is all that is
required for a
 by mail        redemption. In some cases, however, other
documents may be
                necessary.

                You may redeem some or all of your shares by sending a Redemp-
                tion Form or other written request in
proper form to PFS
                Shareholder Services, 3100 Breckinridge
Blvd., Bldg. 200,
                Duluth, Georgia 30099-0062. You may also reach PFS Shareholder
                Services by calling (800) 544-5445 or (800)
544-7278 for Span-
                ish speaking representatives or (800) 824-
1721 for the TDD
                Line for the Hearing Impaired. The written request for redemp-
                tion must be in good order. This means that you have provided the following information. Your request
will not be processed
                without this information.

                .Name of the fund
                .Account number
                .Dollar amount or number of shares to
redeem
                .Signature of each owner exactly as account is registered
                .Other documentation required by PFS
Shareholder Services

                To be in good order, your request must
include a signature
                guarantee if:

                .The proceeds of the redemption exceed
$50,000
                .The proceeds are not paid to the record owner(s) at the rec-
                  ord address
                .The shareholder(s) has had an address
change in the past 45
                  days
                .The shareholder(s) is a corporation, sole proprietor, part-
                  nership, trust or fiduciary

                You can obtain a signature guarantee from
most banks, dealers,
                brokers, credit unions and federal savings
and loans, but not
                from a notary public.
-----------------------------------------------------------
---------------------

Appreciation Fund

-----------------------------------------------------------
---------------------

                In all cases, your redemption price is the
net asset value
                next determined after your request is
received in good order.
                Redemption proceeds normally will be sent
within three days.
                However, if you recently purchased your
shares by check, your
                redemption proceeds will not be sent to you
until your origi-
                nal check clears, which may take up to 15
days.   Any request that your
redemption proceeds be
                sent to a destination other than your bank
account or address
                of record must be in writing and must
include signature
                guarantees.
-----------------------------------------------------------
---------------------
  Redemptions   You may redeem shares by fax as long as a
signature guarantee
       by fax   or other documentary evidence is not
required. Redemption
                requests should be properly signed by all
owners of the
                account and faxed to PFS Shareholder
Services at (800) 554-
                2374. If fax redemptions are not available
for any reason, you
                may use the Fund's regular redemption
procedure described
                above.
-----------------------------------------------------------
---------------------
  Redemptions
 by telephone   You may redeem shares by telephone if you
elect the telephone
                transactions option on your account
application. This is
                available only for redemptions of $50,000
or less, and the
                proceeds must be mailed to your address of
record. In addi-
                tion, you must be able to provide proper
identification infor-
                mation. You may not redeem by telephone if
your address has
                changed within the past 45 days or if your
shares are in cer-
                tificate form. Telephone redemption
requests may be made by
                calling PFS Shareholder Services at (800)
544-5445 between
                8:00 a.m. and 8:00 p.m. eastern time on any
day the New York
                Stock Exchange is open. Requests received
after the close of
                regular trading on the Exchange are priced
at the net asset
                value next computed. If telephone
redemptions are not avail-
                able for any reason, you may use the Fund's
regular redemption
                procedure described above.
-----------------------------------------------------------
---------------------
Payment of
Redemption proceeds       Whether you
                redeem by mail, fax or telephone your
redemption proceeds can
                be sent by check to your address of record
or by wire transfer
                to a bank account designated on your
application. You will be
                charged a service fee for wire transfers
and a service fee for
                transfers made directly to your bank by the
Automated Clear-
                inghouse (ACH)



                                                  Smith
Barney Mutual Funds

-----------------------------------------------------------
---------------------
    Automatic
   cash with-   You can arrange for the automatic
redemption of a portion of
  drawal plan   your shares on a monthly or quarterly
basis. To qualify you
                must own shares of the fund with a value of
at least $10,000
                ($5,000 for retirement plan accounts) and
each automatic
                redemption must be at least $50. If your
shares are subject to
                a deferred sales charge, the sales charge
will be waived if
                your automatic payments are equal to or
less than 1% per month
                of the value of your shares subject to a
deferred sales
                charge. The following conditions apply:


                .Shares may not be represented by
certificates

                .All dividends and distributions must be reinvested

                .You can establish a withdrawal plan for a retirement account only if you are eligible to receive
distributions from the
                  account

Appreciation Fund

 Other things to know about share transactions

The fund has the right to:

 .Suspend the offering of shares
 .Waive or change minimum and additional investment amounts
 .Reject any purchase or exchange order
 .Change, revoke or suspend the exchange privilege
 .Suspend telephone transactions
 .Suspend or postpone redemptions of shares on any day when trading on the New
  York Stock Exchange is restricted, or as otherwise permitted by the Securi-
  ties and Exchange Commission
 .Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances If your account falls below $500 because of a redemption of fund shares, the fund may ask you to bring your account up to $500. If your account is still below $500 after 60 days, the fund may close your account and send you the redemption proceeds.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other share-holders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.

Share certificates The fund does not issue share certificates unless a written request signed by all registered owners is made to the transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.

                                                  Smith
Barney Mutual Funds

 Dividends, distributions and taxes

Dividends The fund generally makes capital gain distributions and pays divi-dends, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in addi-tional fund shares of the same class you hold. The fund expects distributions to be primarily from capital gains. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your PFS Invest-ments Registered Representative to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving distribu-tions (whether in cash or additional shares) are all taxable events.

 Transaction                           Federal tax status
Redemption or exchange of shares       Usually capital gain
or
                                       loss; long-term only
if
                                       shares owned more
than
                                       one year
Long-term capital gain distributions   Long-term capital
gain
Short-term capital gain distributions  Ordinary income
Dividends                              Ordinary income

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a long-term capital gain dis-tribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares dur-ing the previous year. If you do not provide the fund with your correct tax-payer identification number and any required certifications, you may be subject to back-up withholding of 31% of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

Appreciation Fund

 Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabili-ties. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York
Stock Exchange is
open. The Exchange is closed on certain holidays listed in the SAI. This calcu-lation is done when regular trading closes on the Exchange
(normally 4:00 p.m.,
Eastern time).

The fund generally values its fund securities based on market prices or quota-tions. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board.

A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

In order to buy, redeem or exchange shares at that day's price, you must place your order with PFS Shareholder Services before the New
York Stock Exchange
closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Salomon Smith Barney or members of the selling group must transmit all orders to buy, exchange or redeem shares to the fund's agent before the agent's close of business.

                                                  Smith
Barney Mutual Funds

 Financial highlights

The financial highlights tables are intended to help you understand the perfor-mance of each class for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share.
Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG
LLP, independent
accountants, whose report, along with the fund's financial statements, is included in the annual report (available upon request). The information for the fiscal year ended December 31, 1994 has been audited by other auditors.

 For a Class A share of capital stock outstanding throughout each year ended
 December 31:

                                    1998(/1/)   1997
1996  1995(/1/)   1994
-----------------------------------------------------------
---------------------
 Net asset value, beginning of
 year                                $13.92   $12.85
$11.90   $10.15   $11.01
-----------------------------------------------------------
---------------------
 Income (loss) from operations:
 Net investment income                 0.18     0.19
0.19     0.20     0.16
 Net realized and unrealized gain
 (loss)                                2.62     3.17
2.09     2.75    (0.24)
-----------------------------------------------------------
---------------------
 Total income (loss) from
 operations                            2.80     3.36
2.28     2.95    (0.08)
-----------------------------------------------------------
---------------------
 Less distributions from:
 Net investment income                (0.18)   (0.20)
(0.19)   (0.20)   (0.18)
 Net realized gains                   (1.23)   (2.09)
(1.14)   (1.00)   (0.60)
-----------------------------------------------------------
---------------------
 Total distributions                  (1.41)   (2.29)
(1.33)   (1.20)   (0.78)
-----------------------------------------------------------
---------------------
 Net asset value, end of year        $15.31   $13.92
$12.85   $11.90   $10.15
-----------------------------------------------------------
---------------------
 Total return/2/                      20.45%   26.29%
19.25%   29.26%   (0.77)%
-----------------------------------------------------------
---------------------
 Net assets, end of year
 (millions)                          $2,959   $2,526
$2,100   $1,933   $1,690
-----------------------------------------------------------
---------------------
 Ratios to average net assets:
 Expenses                              0.95%    0.95%
1.00%    1.02%    1.02%
 Net investment income                 1.23     1.47
1.52     1.71     1.61
-----------------------------------------------------------
---------------------
 Portfolio turnover rate                 63%      57%
62%      57%      52%
-----------------------------------------------------------
---------------------

(/1/)Per share amounts calculated using the monthly average shares method.

(/2/)Total return does not take into account any applicable sales charges.

Appreciation Fund

 For a Class B share of capital stock outstanding throughout each year ended
 December 31:

                                    1998(/1/)   1997
1996  1995(/1/)   1994
-----------------------------------------------------------
---------------------
 Net asset value, beginning of
 year                                $13.88   $12.81
$11.88   $10.14   $11.00
-----------------------------------------------------------
---------------------
 Income (loss) from operations:
 Net investment income                 0.06     0.07
0.08     0.11     0.13
 Net realized and unrealized gain
 (loss)                                2.61     3.15
2.08     2.74    (0.29)
-----------------------------------------------------------
---------------------
 Total income (loss) from
 operations                            2.67     3.22
2.16     2.85    (0.16)
-----------------------------------------------------------
---------------------
 Less distributions from:
 Net investment income                (0.06)   (0.06)
(0.09)   (0.11)   (0.10)
 Net realized gains                   (1.23)   (2.09)
(1.14)   (1.00)   (0.60)
-----------------------------------------------------------
---------------------
 Total distributions                  (1.29)   (2.15)
(1.23)   (1.11)   (0.70)
-----------------------------------------------------------
---------------------
 Net asset value, end of year        $15.26   $13.88
$12.81   $11.88   $10.14
-----------------------------------------------------------
---------------------
 Total return(/2/)                    19.52%   25.31%
18.29%   28.29%   (1.53)%
-----------------------------------------------------------
---------------------
 Net assets, end of year
 (millions)                          $1,553   $1,410
$1,134     $988     $761
-----------------------------------------------------------
---------------------
 Ratios to average net assets:
 Expenses                              1.73%    1.73%
1.78%    1.77%    1.80%
 Net investment income                 0.44     0.68
0.74     0.96     0.83
-----------------------------------------------------------
---------------------
 Portfolio turnover rate                 63%      57%
62%      57%      52%
-----------------------------------------------------------
---------------------

(/1/)Per share amounts calculated using the monthly average shares method.

(/2/)Total return does not take into account any applicable sales charges.

                                                  Smith
Barney Mutual Funds

                 (This page is intentionally left blank.)

Securities offered through
                                                    PFS
INVESTMENTS INC.

============================
                                                    A
member of citigroup [LOGO]

Appreciation Fund

Shareholder reports Annual and semiannual reports to shareholders provide addi-tional information about the fund's investments. These reports discuss the mar-ket conditions and investment strategies that affected the fund's performance.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by refer-ence into (is legally a part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your PFS
Investments Registered Representative, by calling PFS
Shareholder Services at
1-800-544-5445, or by writing to the fund at 3100
Breckinridge Blvd, Bldg. 200,
Duluth, Georgia, 30099-0062.


You can also review and copy the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's
Public Reference Room in Washington, D.C. You can get copies of these materials for a duplicating fee by writing to the Public Reference
Section of the Commis-
sion, Washington, D.C. 20549-6009. Information about the public reference room may be obtained by calling 1-800-SEC-0330. You can get the same information free from the Commission's Internet web site at http:www.sec.gov

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not law-fully sell its shares.

/SM/Salomon Smith Barney is a service mark of Salomon Smith
Barney Inc.

(Investment Company Act file

no. 811-01940

SB-1B

PFS Investments Inc.